EXHIBIT 10.12

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TECHNOLOGY TRANSFER AND TECHNOLOGY LICENSE AGREEMENT

This Agreement is made as of March 19, 2010 (the “Effective Date”) by and among InterDigital Communications, LLC, a Pennsylvania limited liability company with its principal office in King of Prussia, Pennsylvania, USA (“InterDigital”) and Beceem Communications Inc., a Delaware corporation with its principal office in 3960 Freedom Circle Road, 1st Floor, Santa Clara, CA 95054 (“Licensee”). InterDigital and Licensee are referred to as “Parties”.

The background of this Agreement is as follows:

1.	Licensee is in the business of designing, manufacturing, selling and supplying chipsets and related reference designs and development tools for wireless communications equipment. Licensee supplies these chipsets and related products to wireless communications equipment manufacturers.

2.	InterDigital has experience in research, development and design of digital wireless telecommunications technologies, including second generation GSM/GPRS/EDGE (2G) and third generation UMTS (3G) communications technology.

3.	Licensee wants to use and incorporate certain InterDigital technology in Licensee’s wireless chipsets, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Licensee and InterDigital agree as follows:

Article I

Definitions

1.1

3GPP Modem Specification means the group of specifications issued by the 3rd Generation Partnership Project (3GPP) as “Release 6”, September, 2007 RAN, allowing for operation of 2G and 3G mobile communication devices; provided, however, that for purposes of this Agreement, the 3GPP R6 Modem Specification shall be limited to Categories 9 and 6 (providing for 10 Mbps HSDPA and 5.76 Mbps HSUPA with 2ms TTI support only).

1.2	Acceptance means that a Deliverable meets the acceptance criteria described in the Statement of Work for the applicable Specification.

1.3	Affiliate means a legal entity that directly or indirectly, through one or more intermediaries, controls a Party, or is controlled by a Party, or is under common control with a Party; provided, that such entity shall constitute an Affiliate of the Party only so long as such control exists.

1.4	Control means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a legal entity, whether through ownership of voting stock, by contract, or otherwise.

1.5	Copyrights means copyrights and mask work rights (but excludes any Patent Rights).

1.6	Deliverable means the particular items of Software and Technology specified in the Statement of Work to be delivered by InterDigital to Licensee under this Agreement.

1.7	Derivative Work means a work that is based on one or more pre-existing works, such as a revision, enhancement, modification, translation, abridgement, condensation, expansion, or any other form in which such pre-existing work may be recast, transformed, or adapted, and, if prepared without authorization of the copyright owner of such pre-existing work, would constitute a copyright infringement. For purposes of this Agreement, a Derivative Work includes a compilation that incorporates such pre-existing work.

1.8	Developed when used in reference to Technology or Intellectual Property Rights, means developed under and in the course of performing the Project.

1.9	Dual Mode Layer 1 (PHY) Software and Technology means Software, VHDL (as RTL), and other Technology set forth in the Statement of Work that implements 2G and 3G Layer 1 physical layer (PHY) functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.10	Dual Mode Layer 1 (Backbone) Software and Technology means Software, VDHL (as RTL), and other Technology set forth in the Statement of Work that implements 2G and 3G Layer 1 Backbone functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.11	Dual Mode Layer 1 Control Software and Technology means Software and other Technology set forth in the Statement of Work that implements both 2G and 3G Layer 1 control functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.12	Dual Mode Protocol Stack Software and Technology means Software and other Technology set forth in the Statement of Work that implements both 2G and 3G Layers 2 and 3 access stratum and non-access stratum functionality of Terminal Units as specified in the 3GPP Modem Specification.

1.13	End-Users mean customers who acquire Terminal Units for their use and not for redistribution, remarketing, or resale.

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1.14	Enhancement means a change in a Deliverable that InterDigital elects to make, and that improves the manner in which the Deliverable fulfills existing requirements or extends the ways to accomplish an existing function.

1.15	Existing when used in reference to Technology or Intellectual Property Rights, means owned or controlled by a Party on or before the Effective Date, or developed by a Party after the Effective Date outside of and not in the course of the Party’s performance of the Project.

1.16	[*] shall mean [*].

1.17	Intellectual Property Rights means Copyrights, Trade Secrets and Patent Rights.

1.18	[*] Licensee means a third party who (i) has entered into a separate written [*] license agreement with [*] or its Affiliate for the applicable [*] Rights of [*] and its Affiliates; (ii) is a licensee in good standing under such [*] license agreement; and (iii) procures Licensed Products from Licensee only under such third party’s own right to procure components pursuant to such [*] license agreement under which such third party is responsible for paying any royalties for [*] Rights with respect to Terminal Units using such Licensed Products.

1.19	[*] means [*].

1.20	Licensed Copyrights means Copyrights of InterDigital in the Modem Software and Technology.

1.21	Licensed Product means one or more 4G LTE/WiMAX compliant integrated circuit chipsets specifically designed and marketed for use only in Terminal Units that (i) are designed, developed, manufactured, tested or supported using any of the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto; or (ii) contain, include, incorporate or employ the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto. “Licensed Product” also includes all integrated circuit chipsets and modules for 4G LTE/WiMAX specifically designed and marketed for use only in Terminal Units that Licensee may develop in the future and that (i) are designed, developed, manufactured, tested or supported using any of the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto; or (ii) contain, include, incorporate or employ the Licensed Software or Licensed Technology (or any portion thereof) or any Modifications thereto.

1.22	Licensed Rights means only Licensed Copyrights and Licensed Trade Secrets. “Licensed Rights” do not include any Patent Rights.

1.23	Licensed Tools means those tools set forth in the Statement of Work.

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1.24	Licensed Trade Secrets means Trade Secrets of InterDigital in the Modem Software and Technology.

1.25	Licensed Software means those portions of the Licensed Technology that constitute Software, as expressly set forth in the Statement of Work.

1.26	Licensed Technology means the Deliverables for the Modem Software and Technology that are expressly specified in the Statement of Work and are delivered by InterDigital and accepted by Licensee under this Agreement.

1.27	Modem Software and Technology means, collectively, Dual Mode Layer 1 (PHY) Software and Technology, Dual Mode Layer 1 Control Software and Technology, and Dual Mode Protocol Stack Software and Technology that is owned by InterDigital, or which InterDigital has the right to sublicense to Licensee as set forth herein (including but not limited to certain 2G Technology licensed to InterDigital, with right to sublicense, from [*]), and all subsequent changes, modifications, improvements and enhancements thereto that may be made by InterDigital and that is provided by InterDigital to Licensee under this Agreement.

1.28	Modifications means any changes, modifications, Derivative Works, improvements or enhancements to all or any part of the Licensed Software or Licensed Technology, whether such changes, modifications, improvements or enhancements are made by Licensee, or others on behalf of or at the direction of Licensee, or are made by InterDigital and provided to Licensee under any of the terms of this Agreement.

1.29	Object Code means computer programming code in binary form suitable for machine execution by a processor without the intervening steps of interpretation or compilation.

1.30	[*] License Agreement means that certain [*] license agreement entered into between Licensee and [*] and its Affiliates of even date herewith.

1.31	Patent Rights shall mean all current and future United States, international and foreign patents, utility models and applications therefor and rights to inventions for which any such patents, utility models or applications are or may be filed, and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, equivalent or similar rights anywhere in the world in inventions and discoveries, and all rights that claim priority therefrom, along with each foreign patent or patent application that shares common disclosure therewith, including invention disclosures.

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1.32	Permitted [*] Company means any [*] company (which shall not include any person or entity which also [*]) for which InterDigital provides written consent, provided however, such consent must be provided within thirty (30) days of Licensee’s request and may only be withheld by InterDigital if the [*] company for which Licensee seeks consent (i) is in default of any agreement with InterDigital and/or its Affiliates or if InterDigital and/or its Affiliates has previously terminated an agreement with such [*] company for default; (ii) if such [*] company or its Affiliate is in litigation (including without limitation arbitration) with InterDigital and/or its Affiliates now or within the past two years, (iii) if such [*] company or its Affiliate has asserted any claim of infringement or misappropriation of patents or other intellectual property rights against InterDigital or its Affiliates, (iv) if InterDigital has reasonable concerns that such [*] company is not creditworthy, (v) if InterDigital has reasonable concerns that such [*] company will not adequately protect InterDigital’s Confidential Information, or (vi) in the case of a sublicense to a proposed Permitted [*] Company only, if [*] has not provided its consent to InterDigital as required under the terms the underlying license agreement between InterDigital and [*], which consent cannot be withheld unless in connection with the [*] company for which such consent is sought, any of the conditions set forth in (i) through (iii) and (v) above apply when considered with respect to [*] and its Affiliates in lieu of InterDigital and its Affiliates. For the avoidance of doubt, InterDigital may withhold consent to a proposed Permitted [*] Company under Section 1.32(vi) only with respect to Licensee’s right to grant a sublicense to such proposed Permitted [*] Company pursuant to Section 4.3 and only if the conditions set forth in (i) through (iii) and (v) above apply when considered with respect to [*] and its Affiliates in lieu of InterDigital and its Affiliates. InterDigital shall otherwise consent to such a proposed Permitted [*] Company if conditions (i) through (v) above each do not apply. If InterDigital does not provide consent in writing to Licensee to a proposed Permitted [*] Company as required under this Section 1.32 or reject such entity in writing during such thirty (30) day period, and does not either consent to or reject such entity within five (5) business days after receipt of notice from Licensee of InterDigital’s failure to consent, such entity will be deemed a Permitted [*] Company.

1.33	Project means the technology transfer work undertaken pursuant to this Agreement and described in the Statement of Work.

1.34	Reporting Period means a three (3) month period ending March 31, June 30, September 30, and December 31 of each calendar year

1.35	Software means computer programming code.

1.36	Source Code means computer programming code that is not Object Code.

1.37	Specification means a document that is included in or incorporated into the Statement of Work that defines the functional characteristics of a Deliverable and, unless otherwise noted in the Statement of Work, provides the criteria for Acceptance of that Deliverable.

1.38	Statement of Work means the document which specifies the work to be performed under the Project, including all Deliverables, Specifications, and Acceptance criteria. The initial Statement of Work as of the Effective Date is attached as Schedule 1.26 hereto, and may be amended from time to time in accordance with its provisions.

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1.39	Support means services provided by InterDigital during the course of the Project as set forth in the Statement of Work, including answering questions and providing verbal advice with respect to the Deliverables and includes onsite support only to the extent specifically set forth in the Statement of Work.

1.40	Technology means designs, drawings, prints, specifications, hardware and reference designs, semiconductor masks, system requirements documentation, technical data, Software (whether Source Code or Object Code), ASIC netlists, test benches, test cases, documentation, manufacturing information and other technical information, in all forms, including printed or stored on electronic media.

1.41	Terminal Unit means an End-User wireless network termination communication device, whether fixed, mobile, vehicular or hand-held, having RF transmit or RF receive capabilities, which device is designed for wireless voice or data communication. A Terminal Unit includes without limitation handsets (including wireless-enabled PDAs), wireless-enabled routers, wireless modules, M2M (machine to machine) modules, computers and knock-down units.

1.42	Trade Secrets means ideas, designs, concepts, methods, trade secrets and other information that derive economic value (actual or potential) from not being generally known to the public (but excludes any Copyrights and Patent Rights).

1.43	Update means a change to a Deliverable necessitated by a revision to the 3GPP Modem Specification that requires a change to the existing design, so long as such change: (i) does not create a new requirement or new level of performance; (ii) does not introduce a new feature or new functionality; and (iii) does not require a change in the baseline architecture or interface structure.

Article II

The Project

2.1	Project Goal. The goal of the Project is to transfer and provide the Licensed Software and Licensed Technology to Licensee, which Licensee will develop, customize and integrate into the Licensed Products with InterDigital Support in accordance with the Statement of Work.

2.2

Scope of Work; Changes. The scope of the Project, including tasks to be performed, Project objectives to be achieved, Project schedule and milestones, Project Deliverables to be produced, Acceptance criteria for all Deliverables and Support, is defined in the Statement of Work. The Statement of Work may be changed from time to time in

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accordance with the procedures set forth therein, and all such changes will be documented by written change orders. In evaluating and approving changes to the Statement of Work, the parties acknowledge and will take into account the attendant risks and uncertainties inherent in any technology transfer project as regards, among other things, Project schedule and budget.

2.3	Work Allocation. Licensee and InterDigital will use reasonable efforts to accomplish the Project and deliver the Deliverables in accordance with the Statement of Work and Specifications set forth in the Statement of Work. The Parties’ respective responsibilities for the conduct of the Project are set forth in detail in the Statement of Work. Each Party will staff the Project teams with experienced and trained personnel having qualifications and experience necessary to perform the tasks required in the Statement of Work.

2.4	Technology Transfer, Training and Support. InterDigital will provide Licensee with the Deliverables for the Licensed Software and Licensed Technology in accordance with the Statement of Work. InterDigital will also provide training to Licensee personnel for such Deliverables as set forth in the Statement of Work. InterDigital will provide a reasonable amount of Support with respect to the Deliverables as provided in the Statement of Work; provided, that InterDigital will be required to provide on-site Support to Licensee only to the extent explicitly set forth in the Statement of Work, or as InterDigital may otherwise agree.

2.4.1	Notwithstanding any other provision of this Agreement, InterDigital’s total obligation for the technology, transfer, training, and subsequent integration of InterDigital’s technology with Licensee’s technology including Support will be limited to up to [*] person-hours, as further described and set forth in the Statement of Work and such obligation will terminate upon the final Milestone as set forth in the Statement of Work Any additional services, training, Support or other engineering services beyond [*] person hours may be provided under the terms of Section 2.10.

2.5	Project Managers. Each Party will appoint a Project Manager, who will have the responsibilities set forth in the Statement of Work. The parties’ respective Project Managers will be the single point of contact between the parties regarding all matters that are within their respective areas of responsibility. The Project Managers will meet in accordance with the schedule set forth in the Statement of Work or as frequently as necessary to track Project status, review Deliverables and milestones, and generally coordinate all Project activities.

2.6	Location of Services. The services to be rendered by InterDigital relating to this Agreement will be performed by InterDigital personnel primarily at InterDigital facilities in King of Prussia, Pennsylvania, Melville, New York and to the extent set forth in the Statement of Work, the facilities of Licensee in Santa Clara, CA and Bangalore, India. Notwithstanding the foregoing, each Party may from time to time locate an agreed number of personnel at the other Party’s facilities. Each Party agrees that its personnel will comply with the other Party’s reasonable security and access requirements, and all other customary personnel rules and guidelines, when they are at the other Party’s site.

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2.7	Subcontracting. InterDigital may subcontract portions of the work that it is assigned to perform under the Statement of Work, provided: (i) that the subcontractor is party to a written agreement with InterDigital containing obligations of confidentiality that are no less restrictive than the confidentiality obligations imposed on InterDigital hereunder; and (ii) InterDigital will be responsible for the subcontractor’s performance or failure to perform.

2.8	Non-Solicitation. During the term of the Project and for one (1) year thereafter, neither Party will solicit for employment any employee of the other Party who was involved in the performance of that Party’s obligations under this Agreement, unless the hiring party first obtains the written consent of the other Party. Notwithstanding the foregoing, either Party shall have the right to hire an individual employed by the other who, without solicitation, responds to employment advertising in newspapers, trade publications, or other public commercial media.

2.9	Enhancements and Updates. The Deliverables will comply with the September, 2007 version of the 3GPP R6 Modem Specification. However, during the course of the Project, both Parties may, but shall have no obligation to, undertake reasonable efforts to enhance and update all Deliverables in accordance with any changes to the 3GPP R6 Modem Specification as mutually agreed. Such changes would be undertaken pursuant to new amendments to the Statement of Work and Specifications to be agreed to by the Parties in accordance with the change procedures of the Statement of Work, which will also address the impact of such changes upon Project budget and timetable.

2.10

Additional Engineering Services. If Licensee wants any additional engineering services from InterDigital during the course of the Project that are beyond the scope of the services and Support contemplated by the Statement of Work, InterDigital may elect to provide it, subject to the availability of personnel and other resources. All such additional engineering services will be provided only upon terms and conditions to be mutually agreed and at hourly rates acceptable to InterDigital which rates shall be [*] per person-month for Low-End Engineering Services (as defined in the Statement of Work), [*] per person-month for Standard Engineering Services (as defined in the Statement of Work) and [*] Dollars per person-month for Specialized Engineering Services (as defined in the Statement of Work). “Person-month” shall mean [*] person-hours for purposes of this section. Licensee has requested that InterDigital provide certain engineering services that are outside the scope of the Project and InterDigital has agreed to perform such services as defined and detailed in the Statement of Work (the “Initial Out-of-Scope Services”). The Parties have estimated that cost of such engineering services at the rates set forth above will be approximately [*] Dollars for the Initial Out-of-Scope Services as defined on March 5, 2010. Should the actual cost for the Initial Out-of-Scope Services as defined on March 5, 2010, exceed [*] Dollars, the rates set forth above shall be [*]

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percent for all charges accruing in excess thereof. Any changes and or additions to the Initial Out of-Scope Services after March 5, 2010 shall be treated as a change to the Statement of Work and shall be charged at the full rates set forth above.

Article III

Intellectual Property Ownership

3.1	Existing Intellectual Property Rights and Existing Technology. InterDigital shall retain ownership of all of its Existing Intellectual Property Rights and Existing Technology. Licensee shall retain ownership of all of its Existing Intellectual Property Rights and Existing Technology.

3.2	Developed Intellectual Property Rights and Developed Technology. InterDigital shall own all Developed Intellectual Property Rights and Developed Technology created by InterDigital. Licensee shall own all Developed Intellectual Property Rights and Developed Technology created by Licensee. The following Developed Intellectual Property Rights and Developed Technology shall be jointly owned by the Parties: (i) Copyrights for works jointly authored by representatives of InterDigital and representatives of Licensee as a joint work (as defined under U.S copyright law) during the term of this Agreement and in the performance of this Agreement, and (ii) Patent Rights for inventions that are jointly invented (as determined in accordance with U.S. patent laws of inventorship) by one or more representatives of one Party with one or more representatives of the other Party during the term of this Agreement and in the performance of this Agreement (collectively, “Joint IPR”). To the extent possible, the works of authorship of each Party under this Agreement will be considered separately authored works and not a joint work. In no event will any computer code module, procedure, interface or routine authored by representatives of one Party be considered part of a joint work with the other Party by reason of aggregation, compilation or linking in or with other modules, procedures, interfaces or routines that may contain contributions by the other Party. Subject to Article VII, each Party may use, license and otherwise exploit Joint IPR without requiring consent or obligation to account to the other Party for such use, licensing or other exploitation of such Joint IPR; however, such rights as joint owner shall not be construed as granting or implying any rights to any other Intellectual Property Rights of either Party even if necessary for the use, license or other exploitation of the Joint IPR.

3.3	Jointly Developed Intellectual Property Rights.

3.3.1

InterDigital shall have the primary responsibility for preparing and filing patent applications for all Joint IPR, pursuing issuance of such Intellectual Property Rights, and maintaining such Intellectual Property Rights after issuance. InterDigital will provide Licensee with copies of all applications, office actions and other material correspondence with any patent office concerning the Joint IPR, and will consult with Licensee regarding submissions and responses to any

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patent office. If InterDigital elects not to file or prosecute a patent application on a jointly Developed patent, or maintain a jointly Developed patent after issuance, Licensee may elect to do so, at its cost, and InterDigital will use reasonable efforts to provide Licensee with adequate notice so as not to materially prejudice Licensee’s rights in such Joint IPR.

3.3.2	All attorneys’ fees and other out-of-pocket expenses that either Party reasonably incurs in applying for and maintaining the Joint IPR will be shared equally by the Parties. In addition, the Parties will consult with each other prior to commencing any litigation over infringement of Joint IPR. Unless otherwise agreed, the Parties will share in recoveries resulting from any such litigation (or settlement thereof) in proportion to the costs borne by each Party.

3.3.3	Each Party agrees, at its own expense, to provide reasonable cooperation to the other Party in applying for and maintaining the Joint IPR. Without limitation, each Party, at the other Party’s reasonable request, shall execute (or cause its personnel to execute) all applications for Joint IPR, and such other instruments as may be necessary or appropriate to apply for and maintain the Joint IPR.

Article IV

License Grants

4.1	Licensed Rights. For the term of this Agreement, InterDigital grants to Licensee, and Licensee accepts, a nonexclusive, nontransferable, worldwide, royalty-bearing license, without right to sublicense except as hereinafter provided, solely under the Licensed Copyrights and Licensed Trade Secrets, (i) to use, have used, modify, have modified, reproduce, have reproduced, create and have created Derivative Works of the Licensed Technology solely for the purposes of designing, developing, manufacturing and selling Licensed Products; and (ii) to distribute and have distributed the Licensed Software and Derivative Works thereof in Object Code format only as part of Licensed Products. For the term of this Agreement, InterDigital further grants to Licensee, and Licensee accepts, a non-exclusive, non-transferable, world-wide license to use the Licensed Tools solely to exercise its license rights granted in the foregoing sentence.

4.2

Sublicensing to Terminal Unit Manufacturer. Licensee will have no right to sublicense the Licensed Rights in any portion of the Dual Mode Layer 1 (PHY) Software and Technology to Terminal Unit manufacturers or to any third party except as specifically set forth in Section 4.3. Subject to payment of any applicable sublicense fee under Section 5.3, Licensee may sublicense the Licensed Rights in all or portions of the Dual Mode Layer 1 Control Software and Technology, and/or the Dual Mode Protocol Stack Software and Technology, in Source Code or in Object Code, (“Terminal Unit Sublicensed Technology and Software”) to Terminal Unit manufacturers, solely under the Licensed Copyrights and Licensed Trade Secrets in such Terminal Unit Sublicensed

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Technology and Software, to internally use, reproduce and create Derivative Works of such Terminal Unit Sublicensed Technology and Software for the sole purpose of permitting such Terminal Unit manufacturers to integrate the Dual Mode Protocol Stack Software and Technology and the Dual Mode Layer 1 Control Software and Technology, into Terminal Units including a Licensed Product. Licensee agrees that any such sublicense shall be pursuant to a written license agreement between Licensee and sublicensee which is consistent with the terms and conditions hereof.

4.3

Sublicensing to Permitted [*] Companies. Subject to payment of any applicable sublicense fee under Section 5.3 and only prior to the [*], Licensee may sublicense up to [*] Permitted [*] Companies the Licensed Rights in all or any portion of (i) the 2G portion of the Dual Mode Layer 1 (PHY) Software and Technology, (ii) the 3G portion of the Dual Mode Layer 1 (PHY) Software and Technology, (iii) the Dual Mode Layer 1 (Backbone) Software and Technology (iv) Dual Mode Layer 1 Control Software and Technology, (v) the 3G portion of the Dual Mode Protocol Stack Software and Technology, and/or (vi) the Dual Mode Protocol Stack Software and Technology in [*] or in [*], provided however any such sublicense under (i) through (vi) above must be combined with Licensee’s 4G LTE/WiMax Software and Technology (“[*] Sublicensed Technology and Software”). Any such sublicense under (i) through (vi) above shall be, solely under the Licensed Copyrights and Licensed Trade Secrets in such [*] Sublicensed Technology and Software, to internally use, reproduce and create Derivative Works of such [*] Sublicensed Technology and Software for the sole purpose of allowing such Permitted [*] Company to integrate the [*] Sublicensed Technology and Software [*] which contains material additional functionality beyond the functionality of a Licensed Product (“[*] Sublicensed Product”). Licensee agrees that any such sublicense to a Permitted [*] Company (i) shall be pursuant to a written license agreement between Licensee and sublicensee in form and substance approved by InterDigital and consistent with the terms and conditions hereof. Any such sublicense agreement shall include without limitation the [*] obligations under Section 5.2 hereof, the disclaimers, notices and conditions set forth under Section 4.6 hereof and the confidentiality obligations of Article VII hereof, provided however such sublicense (a) shall not provide [*] of the Permitted [*] Company, (b) shall terminate upon any attempted assignment (by operation of law or otherwise) by the Permitted [*] Company or the Licensee, upon any change of Control of the Permitted [*] Company and upon termination of this Agreement or (with regard to any 2G portions of the [*] Sublicensed Technology and Software) upon termination of the underlying license agreement(s) between InterDigital and [*], and (c) shall name InterDigital as a third party beneficiary thereunder. Any such sublicense agreement shall be further subject to such Permitted [*] Company entering into a [*] license agreement with [*] and its Affiliates under the same terms and conditions as the [*] License Agreement, as that [*] License Agreement would apply [*], provided however such [*] license agreement with the Permitted [*] Company shall terminate upon any attempted assignment (by operation of law or otherwise) by the Permitted [*] Company and upon any change of Control of the Permitted [*] Company. The Parties expressly agree that Licensee shall be fully responsible and liable to

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InterDigital for (i) separating the 3G portions of the Dual Mode Layer 1 (PHY) Software and Technology, The Dual Mode Layer 1 (Backbone) Software and Technology, the Dual Mode Layer 1 Control Software and Technology and the Dual Mode Protocol Stack Software in such a manner that no [*] is delivered to a Permitted [*] Company unless the appropriate sublicensing fees have been paid; (ii) such Permitted [*] Company’s compliance with its obligations under such sublicense agreement and such [*] license agreement; and (iii) Licensee shall fully indemnify InterDigital for any losses or damages resulting therefrom.

4.3.1	InterDigital agrees that it will enter into negotiations with the successor entity following any change in Control of the Permitted [*] Company to enter into a technology license agreement and [*] license agreement under terms and conditions which would permit the successor entity to continue sales of any Licensed Products being sold by Licensee immediately prior to such change of Control and any Licensed Product being developed by Licensee, provided such product has been developed through [*], immediately prior to such change of Control. This sub-paragraph is nonbinding on the Parties, and any dispute under this paragraph shall not be subject to the dispute resolution provisions of Article XIII of this Agreement, nor shall it be subject to any other dispute resolution process, including litigation.

4.4	Exclusion. Notwithstanding anything to the contrary in this Agreement, no license is granted for Licensed Rights under the Licensed Software and Licensed Technology, or any portion thereof, to be sold or otherwise disposed of as a stand-alone product, and all such grants are limited to use of the Licensed Software and Licensed Technology incorporated within Licensee’s Licensed Products.

4.5	Licensee Improvements to Licensed Software and Licensed Technology. Licensee grants to InterDigital, and InterDigital accepts, a nonexclusive, nontransferable, worldwide, perpetual, irrevocable royalty-free license, without right to sublicense, to any Intellectual Property Rights covering changes, modifications or improvements to the Licensed Software and Licensed Technology or any Derivative Works based thereon, that Licensee at any time creates, makes, conceives or reduces to practice under this Agreement, either alone or jointly with InterDigital or others. For the avoidance of doubt, the grant of license in this Section 4.5 shall not apply to any inventions, improvements, or Derivative Works that Licensee creates relating to other aspects of Licensee’s products, but only to such changes, modifications or, improvements, and Derivative Works relating to the Licensed Software and Licensed Technology or any portion thereof.

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4.6	Disclaimers, Notices and Conditions:

4.6.1	No [*]. Notwithstanding anything to the contrary, no rights or licenses are granted or conveyed under any [*] of any kind, whether expressly or by implication, estoppel or otherwise, even if such [*] are necessary for use of the Deliverables, Licensed Technology, Licensed Software or Licensed Products. Licensee specifically acknowledges and agrees that the license of the Licensed Software and Licensed Technology, delivery of the Deliverables and conduct of the Parties in connection with this Agreement do not grant or convey to Licensee any license, authorization or other rights to make, have made, use, sell, offer to sell or import any product that infringe (directly or indirectly) or practice any [*] of InterDigital or any of its Affiliates. The Parties acknowledge and agree that (a) [*], and (b) Licensee may require a separate license [*] of [*] or its Affiliates to make and sell products using the Deliverables and Licensed Software and Licensed Technology.

4.6.2	Notices and Conditions

(a) Licensee shall provide the [*] to InterDigital as soon as practicable (and in all cases in advance of initial shipment, commercial or otherwise). Unless otherwise mutually agreed by Licensee and [*] or its Affiliates under a separate [*] license agreement for sales to a particular customer [*], Licensee agrees that any sublicenses permitted hereunder and sales of Licensed Products shall be expressly conditioned upon the following terms, which Licensee shall be include in the terms and conditions governing any such sale:

“The [Sublicensed Technology and Software/Products] may be subject to [*] of [*] or its Affiliates. [Sublicensee/Customer] acknowledges and agrees that no [*] of [*] or its Affiliates are granted or conveyed to [Sublicensee/Customer] by [Seller] or by the [sublicense/sale] of the [Sublicensed Technology and Software/Products] to [Sublicensee/Customer], whether expressly or by implication, estoppel, exhaustion or otherwise, and that no license or authorization for the sale of any products [*] has been granted to [Seller] or is conveyed to [Sublicensee/Customer] in any manner. Any such rights or licenses under any [*] of [*] or its Affiliates must be obtained by [Sublicensee/Customer] directly from [*]. [*] may be contacted at: Suite [*] USA.”

(b) Licensee agrees that it shall not (and shall ensure that its Affiliates and representatives do not) make any statement or otherwise claim or assert that Licensee or any of its Affiliates nor any sublicensee or customer has or obtains [*] of [*] or any of its Affiliates, or to sell any products practicing such [*], by reason of this Agreement or by reason of the conduct of the Parties in connection with this Agreement. Upon the request of InterDigital or any of its Affiliates, Licensee agrees to stipulate in any action or proceeding that neither Licensee nor any of its Affiliates nor any direct or indirect sublicensee or customer has or obtains any license, authorization or other rights [*] of [*] or its Affiliates, or to sell any products practicing such [*], in connection with this Agreement, whether expressly or by implication, estoppel, exhaustion or otherwise.

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(c) This Agreement and the conduct of the Parties in connection with this Agreement are not intended to, and shall not be construed to, convey any rights to any third party [*] of [*] or any of its Affiliates in any manner, including [*] in any jurisdiction or any similar doctrine, whether by operation of law or otherwise. If any direct or indirect sublicensee or customer of Licensee or any of its Affiliates makes any written or otherwise substantiated statement that claims or asserts that Licensee or its Affiliates or any direct or indirect sublicensee or customer has or obtains any such rights [*] of [*] or any of its Affiliates, whether expressly or by implication, estoppel, exhaustion or otherwise, or is authorized to sell any products practicing such [*], then, upon request of [*] or its Affiliate, Licensee shall promptly, and in no event later than fifteen days following [*] request, notify such sublicensee or customer, in a letter signed by an executive officer of Licensee and copied to [*], that Licensee and its Affiliates do not have any such [*] and that no such [*] are conveyed to the sublicensee or customer in any manner. In such event, Licensee and its Affiliates shall terminate any sublicenses and discontinue any sales and support of Licensed Products to such sublicenseor customer or any of its Affiliates, suppliers, contractors or manufacturers, unless, within fifteen days of such notification from Licensee, (i) such sublicensee or customer irrevocably agrees in writing with [*] that no such [*] are conveyed to Licensee, the sublicensee or the customer in any manner, directly or indirectly, and agrees to stipulate the same in any action or proceeding upon the request of [*] or any of its Affiliates or (ii) Licensee obtains a [*] license from [*] for sales to such third party under the applicable [*] of [*] and its Affiliates. In addition, for any third party that is not an [*] Licensee, Licensee must not sell the Licensed Products to such third party or must enter into a [*] license from [*] and its Affiliates for sales to such third party under [*] of [*] and its Affiliates which is effective within one hundred eighty (180) days after written notice from [*] or its Affiliates.

4.6.3	No Third Party Beneficiaries. This Agreement is solely for the benefit of InterDigital and Licensee. No other Person shall be entitled to rely on this Agreement or to anticipate the benefits of this Agreement or otherwise assert or be entitled to any rights or licenses as a third party beneficiary hereof.

4.6.4	No Implied Rights. InterDigital hereby reserve all rights not expressly granted hereunder, and no implied licenses are granted by InterDigital with respect to any of the Licensed Software and Licensed Technology or the Deliverables. InterDigital and its Affiliates reserve all Patent Rights against Licensee, its Affiliates and its and their direct and indirect customers with respect to any products that may infringe (directly or indirectly) or practice any such Patent Rights.

4.6.5

Essential Terms. The limitations, exclusions and obligations set forth in Section 4.6 are essential and material terms of this Agreement. Each party acknowledges and agrees that the payments for the Licensed Rights reflect the limitations, exclusions and obligations set forth in Section 4.6, and that InterDigital would not enter into this Agreement without these limitations, exclusions and conditions. In the event of any

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breach by Licensee of Section 4.6, InterDigital shall have the immediate right to terminate this Agreement as set forth in Section 9.3 below and any period for notice or cure set forth thereunder shall not apply.

4.7	Third Party Technology. Licensee understands and acknowledges that, for it to develop and sell Licensed Products, it will be required to obtain, at its own cost and expense, licenses under certain third-party Technology. Such third-party Technology is listed in Schedule 4.7. Such third-party Technology is not part of this Agreement, and InterDigital assumes no liability or responsibility whatsoever with respect thereto.

4.8	Sublicenses. The Licensee shall include in any sublicense agreement to a Permitted [*] Company adequate provisions such that the disclaimers, notices and conditions set forth in Article IV shall apply to such Permitted [*] Company under the sublicense as they would apply to the Licensee hereunder.

Article V

Compensation

5.1	Initial License Fee. In partial consideration of the licenses under the Licensed Rights set forth in Section 4.1 and the services provided by InterDigital in performing the Project, Licensee shall pay InterDigital an initial license fee of Nine Million Five Hundred Thousand ($9,500,000) US Dollars, payable as follows:

5.1.1	[*] US Dollars upon Milestone [*] (as defined in the Statement of Work), provided however if Milestone [*] is completed on or before [*], 2010, Licensee may, at its option, pay this sum in two payments as follows: [*] upon the Effective Date and [*] on or before [*], 2010.

5.1.1	[*] US Dollars on or before [*], 2010.

5.1.2	[*] US Dollars upon the later of [*], 2010 or Milestone [*] (as defined in the Statement of Work); provided however, if Milestone [*] is delayed beyond [*], 2010 due to (i) the action or inaction of Licensee, its Affiliates or its subcontractors or (ii) any other reason not related to the Licensed Software and Licensed Technology, such payment shall be due and payable on [*], 2010. If Milestone [*] is delayed beyond [*], 2010 for any other reason, Licensee may terminate this Agreement in accordance with the terms of Section 9.2; provided however, if upon expiration of any applicable cure period under Section 9.2 Licensee does not terminate the Agreement, Licensee shall be obligated to immediately make such payment.

5.1.3	[*] US Dollars on or before [*], 2011.

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5.1.4	[*] US Dollars upon the later of [*], 2011 or Milestone [*] (as defined in the Statement of Work); provided however, if Milestone [*] is delayed beyond [*], 2011 (i) due to the action or inaction of Licensee, its Affiliates or its subcontractors and such action or (ii) any other reason not related to the Licensed Software and Licensed Technology, such payment shall be due and payable on [*], 2011. If Milestone [*] is delayed beyond [*], 2011 for any other reason, Licensee may terminate this Agreement in accordance with the terms of Section 9.2; provided however, if upon expiration of any applicable cure period under Section 9.2 Licensee does not terminate the Agreement, Licensee shall be obligated to immediately make such payment.

5.1.5	[*] US Dollars on or before [*], 2011.

5.1.6	[*] US Dollars upon the later of [*], 2011 or Milestone [*] (as defined in the Statement of Work); provided however if Milestone [*] is delayed beyond [*], 2011 due to (i) the action or inaction of Licensee, it Affiliates or its subcontractors or (ii) any other reason not related to the Licensed Software and Licensed Technology, such payment shall be due and payable on [*], 2011. If Milestone [*] is delayed beyond [*], 2011 for any other reason, Licensee may terminate this Agreement in accordance with the terms of Section 9.2; provided however, if upon expiration of any applicable cure period under Section 9.2 Licensee does not terminate the Agreement, Licensee shall be obligated to immediately make such payment.

5.2	Royalty for Licensed Rights. In partial consideration of and subject to the licenses under the Licensed Rights set forth in Section 4.1 and the limited rights to grant sublicenses set forth in Sections 4.2 and 4.3 and the [*] assignment rights under Section 14.3, Licensee will pay InterDigital a per-unit royalty on the manufacture of Licensed Products and [*] Sublicensed Products in accordance with the following:

5.2.1	For the first [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products (as defined in Section 14.3) [*]; or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.2	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products (as defined in Section 14.3); or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.3	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products (as defined in Section 14.3); or, (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

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5.2.4	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Exisiting Licensed Products [*], or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.5	For all Units manufactured in excess of an aggregate of [*] royalty-bearing units: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products [*], or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.6	2G/LTE/WiMAX Only. Notwithstanding the above, if all 3G functionality and features of all Licensed Software and Licensed Technology incorporated in a Licensed Product is fully disabled and all such 3G functionality and features have been fused (or otherwise rendered physically incapable of operation) in such manner that it is not possible for Licensee or any Licensee customer to make the 3G functionality or features of any portion of the Licensed Software and Licensed Technology operative, Licensee may certify these facts to Licensor and provide InterDigital with samples and relevant technical information for the purpose of verifying that the samples comply with the foregoing requirements. If Licensor, in its sole and absolute discretion, is satisfied that these facts, as certified by Licensee, are true and correct, such Licensed Product shall bear royalties at the 2G only rates as follows:

5.2.6.1	For the [*] million royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.6.2	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Exisiting Licensed Products (as defined Section 14.3) [*], (iii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.6.3	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.6.4	For all royalty-bearing units manufactured in excess of an aggregate of [*] units under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*].

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5.2.6.5	For the avoidance of doubt notwithstanding the above, such Licensed Products shall remain royalty-bearing at the rates set forth in 5.2.1 through 5.2.5 if they remain 3G compliant.

5.2.7	LTE/WiMAX Only. Notwithstanding the above, if all functionality and features of all Licensed Software and Licensed Technology incorporated in a Licensed Product is fully disabled and all such functionality and features have been fused (or otherwise rendered physically incapable of operation) in such manner that it is not possible for Licensee or any direct or indirect Licensee customer (or any other third party) to make the functionality or features of any portion of the Licensed Software and Licensed Technology operative (a “4G Single-Mode Product”), Licensee may certify these facts to Licensor prior to any marketing activities related to such 4G Single-Mode Products. If Licensor, in its sole and absolute discretion, is satisfied that these facts, as certified by Licensee, are true and correct and provides its written consent theretosuch 4G Single-Mode Product shall not be royalty-bearing. Beceem agrees (i) to provide InterDigital with samples of such 4G Single-Mode Products and relevant technical information for the purpose of verifying if the samples comply with the aforementioned requirements and (ii) to compensate InterDigital for any and all expenses, third party or otherwise, incurred in so verifying the samples. InterDigital will invoice such expenses on a monthly basis and such invoice shall be payable thirty (30) days following the date of such invoice. The Parties agree that the functionality and features of all Licensed Software and Licensed Technology can only be fully disabled and all such functionality and features can only be fully fused if the Licensed Software and Licensed Technology are not integrated into the 4G functionality and features and remain as separate IP cores and software within the Licensed Product. For the avoidance of doubt notwithstanding the above, such Licensed Products shall remain royalty-bearing if they remain 2G or 3G compliant.

5.2.8	Ineffective Disablement. Further, if at any later point in time following consent under Section 5.2.6 or 5.2.7 , the disablement is proven ineffective and any one person or entity could access all or any part of the Licensed Software and/or Licensed Technology incorporated in the 4G Single-Mode Products, Beceem shall be liable for the payment of royalties that apply to Licensed Products as set forth in this agreement had such consent not been provided, for all 4G Single-Mode Products which were sold on a non-royalty bearing basis, including interest on such royalty payments from the date on which the royalties would have otherwise been due had consent pursuant to this paragraph not been granted. For the avoidance of doubt, nothing in this Agreement nor any other action of InterDigital or [*], other than a prior written consent pursuant to this paragraph, shall be construed as a consent to exempt certain products from any royalty obligations.

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5.2.9	3G/LTE/WiMAX Only. The Parties acknowledge that as presently designed certain 2G portions of the Licensed Software and Technology are integrated into the 3G portions [*] in the current design as delivered to Licensee under the SOW. The Parties agree that they will explore the possibility of designing out all 2G portions of the Licensed Software and Technology. If, at InterDigital’s sole determination, the Parties are successful in such a redesign of the Licensed Software and Technology, thereafter any Licensed Product containing only such redesigned Licensed Software and Technology (and no 2G portion of the Licensed Software and Technology) shall bear royalties at the rates as follows:

5.2.9.1	For the first [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products (as defined in Section 14.3) [*], (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.9.2	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*] and (ii) [*] per unit for all [*] Sublicensed Products and all other Licensed Products [*];

5.2.9.3	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.9.4	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*];

5.2.9.5	For all royalty-bearing units manufactured in excess of an aggregate of [*] units: [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for [*] Sublicensed Products and all other Licensed Products [*].

5.2.9.6	For the avoidance of doubt notwithstanding the above, such Licensed Products shall remain royalty-bearing at the rates set forth in 5.2.1 through 5.2.4 if they remain 2G compliant.

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5.2.10	3G/LTE/WiMAX [*]. The Parties acknowledge that as presently designed certain 2G portions of the Licensed Software and Technology are integrated into the 3G portions [*]. The Parties agree that they will explore the possibility of designing out all 2G portions of the Licensed Software and Technology. If, at InterDigital’s sole determination, the Parties are successful in such a redesign of the Licensed Software and Technology, thereafter any Licensed Product containing only such redesigned Licensed Software and Technology and which includes all or any portion of the [*] (but no other 2G portion of the Licensed Software and Technology) shall bear royalties at the rates as follows:

5.2.10.1	For the first [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*]; or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.10.2	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*]; or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.10.3	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*]; (iii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.10.4	For the next [*] royalty-bearing units manufactured in the aggregate under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and for Existing Licensed Products (as defined in Section 14.3) [*], (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.10.5	For all Units manufactured in excess of an aggregate of [*] royalty-bearing units under the terms of this Agreement: (i) [*] per unit for Licensed Products [*] and Existing Licensed Products (as defined in Section 14.3) [*], or (ii) [*] per unit for any and all [*] Sublicensed Products and all other Licensed Products [*].

5.2.11	Advance Royalty Payment. Licensee shall pay InterDigital the sum of [*] Dollars, which shall be payable in two equal installments on or before [*], 2010 and on or before [*], 2011, respectively. Such sum shall be used to offset any royalty obligation hereunder, until such advance is exhausted.

5.3	Sublicense Fees. Licensee shall pay a sublicense fee for each sublicense under the Licensed Rights for:

5.3.1	all or any 2G portion of the Dual Mode Protocol Stack Software and Technology which it grants in Source Code under Section 4.2 or 4.3 in the amount of [*] US Dollars (or [*] US Dollars following a full assignment under Section 14.3). For clarity no sublicense fees shall be due for any sublicenses of the Licensed Rights for all or any 2G portion of the Dual Mode Protocol Stack Software and Technology which Licensee grants in Object Code [*]. [*] the fee for such a sublicense in Object Code shall be [*].

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5.3.2	all or any 3G portion of the Dual Mode Protocol Stack Software and Technology [*] under Section 4.3 in the amount of [*] US Dollars. For clarity no sublicense fees shall be due for any sublicenses of the Licensed Rights for all or any 3G portion Dual Mode Protocol Stack Software and Technology [*].

5.3.3	all or any 2G portion of the Dual Mode Layer 1 [*] Software and Technology which it grants under Section 4.3 in the amount of [*] US Dollars.

5.3.4	all or any 2G portion of the Dual Mode Layer 1 [*] Software and Technology which it grants under Section 4.3 in the amount of [*] US Dollars.

5.3.5	all or any 3G portion of the Dual Mode Layer 1 [(PHY)] Software and Technology which it grants [*] under Section 4.3 in the amount of [*] US Dollars. For clarity no sublicense fees shall be due for any sublicenses of the Licensed Rights for all or any portion of the Dual Mode Layer 1 [*] Software and Technology which Licensee grants [*] under Section 4.3. The Parties acknowledge that all or a portion of the 2G portion of the Dual Mode Layer 1 [*] Software and Technology and the 2G portion of the Dual Mode Layer 1 [*] Software and Technology are integrated in the 3G portion of the Dual Mode Layer 1 [*] and that the 3G portion of the Dual Mode Layer 1 [*] cannot be sublicensed except in conjunction with a sublicense of the 2G portion of the Dual Mode Layer 1 [*] Software and Technology and the 2G portion of the Dual Mode Layer 1 [*] Software. The Parties agree that they will explore the possibility of designing out the 2G portions such that the 3G portion could be independently sublicensed.

5.3.6	For clarity, there shall be no sublicense fee for all or any portion of the Dual Mode Layer 1 [*] Software and Technology which it grants under Section 4.3.

5.4	For Convenience. The above payment terms have been mutually agreed as a mechanism for determining payment to be made by Licensee to InterDigital in consideration of the license granted to Licensee under the Licensed Copyrights and Licensed Trade Secrets in Section 4.1 above. Licensee acknowledges that InterDigital has offered to negotiate other methods for payment for the Licensed Copyrights and Licensed Trade Secrets licensed by InterDigital to Licensee under this Agreement, and that the payments stated above are freely chosen and agreed to by the Parties, as a convenience to the Parties.

5.5	Payments. All payments made under this Agreement shall be irrevocable and non-refundable.

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Article VI

Royalty Payments, Reports, and Accounting Matters

6.1	Royalty Reports. Within thirty (30) days after each Reporting Period, Licensee will submit to InterDigital a written report, certified by Licensee’s Chief Financial Officer, summarizing (i) the Units manufactured by Licensee and/or any Permitted [*] Company during such Reporting Period; (ii) the computation of any royalty payable during that Reporting Period, and (iii) the amount of royalty due for such Reporting Period. If no Licensed Products or [*] Sublicensed Products were manufactured during such Reporting Period, Licensee will so report. Licensee will pay the amount of any royalty due simultaneously with submission of its report by wire transfer to InterDigital or one of InterDigital’s Affiliates as directed by InterDigital.

6.2	Royalty Payments. All sums payable to InterDigital pursuant to this Agreement will be paid in United States Dollars. Licensee’s reports, as required by Section 6.1, will contain a statement setting forth any such computation of the number of United States Dollars remitted. All royalties that remain unpaid for more than forty-five (45) days after their due date will bear interest from the due date until paid at a rate four percent (4%) greater than the prime interest rate from time to time published in the New York edition of the Wall Street Journal.

6.3	Taxes. Licensee shall be responsible for all income, withholding and other taxes associated with payments made to InterDigital hereunder that are imposed by any jurisdiction other than the United States and its political subdivisions. All payments under this Agreement shall be “grossed up” as required to meet the obligations of Licensee under Article V so that the net amount actually paid to InterDigital is equal to the payments calculated in accordance with this Agreement. If the relevant government requires any such tax, Licensee will furnish InterDigital with appropriate documentation evidencing the payment of such tax as assessed by the appropriate authority of such government.

6.4	Audit. Licensee will keep (and will require Permitted [*] Companies to keep) records that are adequate to establish the accuracy of the reports and the computation of royalties due under this Agreement for a period of five (5) calendar years including the five (5) years following termination or expiration of the licenses granted under Article IV. Licensee will (and will require Permitted [*] Companies to) permit these records to be inspected and audited, at InterDigital’s expense, to verify the correctness of such reports and computations. Such inspections and audits will be during reasonable business hours and on reasonable notice. In the event of underpayment of royalties, Licensee shall promptly pay any underpayment together with interest at a rate four percent (4%) greater than the prime interest rate from time to time published in the New York edition of the Wall Street Journal. In addition, if royalties are found to have been understated by an amount in excess of five percent (5%), Licensee shall reimburse InterDigital for its costs and expenses incurred in having the inspection and audit conducted.

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Article VII

Confidential Information

7.1	Protection of Confidential Information. InterDigital and Licensee agree that all Licensed Software and Licensed Technology and all other information of either Party pertaining to the subject matter of this Agreement which either Party designates as confidential in accordance with Section 7.3 (collectively, “Confidential Information”) will be transmitted and received in confidence. Each Party agrees to use the same degree of care to prevent disclosure of the Confidential Information as it uses to protect and safeguard its own highly valuable proprietary information, but in any event, not less than a reasonable degree of care. The receiving Party will use the Confidential Information only as necessary to exercise its rights or perform its obligations under this Agreement, and will not circulate Confidential Information within its own organization except to personnel with a specific need to know such Confidential Information for a permitted purpose.

7.2	Disclosure of Confidential Information. Neither Party will disclose any Confidential Information to any third party without the disclosing Party’s written consent, except that a Party may disclose Confidential Information to (i) its bankers and its financial advisors and their respective counsel and auditors; and (ii) consultants and/or contractors engaged by the Party in connection with this Agreement, ), so long as such permitted third parties have entered into written agreements with the Party imposing obligations of confidentiality at least as restrictive as those imposed upon the Parties hereunder. In addition, InterDigital may disclose the terms of this Agreement to [*]. Each Party will be liable to the other for any unauthorized use or disclosure by the Party’s consultants, contractors, or other third party to whom disclosure is made. In addition, either Party may disclose this Agreement to a potential acquiror in connection with a potential acquisition of all or any material part of the business to which it relates, provided that such potential acquiror has entered into written agreements with the Party imposing obligations of confidentiality at least as restrictive as those imposed upon the Parties hereunder. Each Party will be liable to the other for any unauthorized use or disclosure by such potential acquiror.

7.3	Marking of Confidential Information. Confidential Information in written or tangible form shall be marked “CONFIDENTIAL”. All information which is orally or visually disclosed will be identified as confidential at the time the disclosure is made and is subsequently described in a written document that is marked with the appropriate designation and delivered to the receiving Party within thirty (30) days after the date of oral or visual disclosure. Notwithstanding the foregoing, Confidential Information shall include all information which the receiving Party should reasonably believe is confidential, such as Knowhow, source code, netlists, design documents, requirements specifications, and other technical information.

7.4

Exclusions. The obligations of confidentiality set forth in this Article VII will not apply to any Confidential Information that is: (i) already known to the receiving Party at the time of disclosure; (ii) publicly available or becomes publicly available without a breach of this

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Agreement by the receiving Party; (iii) rightfully received by the receiving Party from a third party without a duty of confidentiality; (iv) independently developed by the receiving Party; or (v) required to be disclosed as a result of a final order of a court of competent jurisdiction.

7.5	Additional Confidentiality and Security Measures. In addition to the provision of this Article VII, the Parties agree to comply with all confidentiality and security measures and procedures specified in the Statement of Work.

Article VIII

Intellectual Property Rights; Limitation of Liabilities

8.1	Intellectual Property. [*].

8.2	DISCLAIMER OF IMPLIED WARRANTIES. THE PARTIES ACKNOWLEDGE THAT ALL DELIVERABLES ARE PROVIDED “AS IS”. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN THE PARTIES DO NOT MAKE, AND HEREBY DISCLAIM, ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, TECHNICAL PERFORMANCE, AND NON-INFRINGEMENT. INTERDIGITAL MAKES NO REPRESENTATION OR WARRANTY WITH REGARD TO THE LICENSEE’S ABILITY TO USE, MANUFACTURE, HAVE MANUFACTURED OR SELL LICENSED PRODUCTS FREE OF INFRINGEMENT OF ANY PATENT RIGHTS OR THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

8.3	Limitation of Liability. No Party shall be liable to the other Party in tort, contract, or otherwise for any consequential, incidental, exemplary, punitive, indirect or special damages of any kind, including but not limited to damages for lost profits, even if the possibility of such damage was disclosed to or could reasonably have been foreseen by the injuring Party, except in cases where liability is mandatory by law. InterDigital shall in no event be liable for aggregate damages of any kind in excess of the sum of (i) fifty percent of any license fee paid to it under Section 5.1 and (ii) fifty percent of the amount of royalties paid to it under Section 5.2 of this Agreement during the twelve month period preceding a final determination of a court of competent jurisdiction in the action to which such damages relate.

Article IX

Term and Termination

9.1	Term. Unless earlier terminated as herein provided, the Term of this Agreement shall commence on the Effective Date, and shall continue so long as Licensee designs, develops or manufactures any Licensed Products.

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9.2	Termination Upon InterDigital’s Default. Subject to the provisions of Article X, Licensee may terminate this Agreement by written notice to InterDigital if: (i) InterDigital fails to deliver any Deliverable within the time specified in the Statement of Work (or any written extension agreed to by the Parties), and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from Licensee specifying the failure; (ii) InterDigital fails to perform any other material provision of this Agreement, and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from Licensee specifying the failure; or (iii) InterDigital declares bankruptcy, makes an assignment for the benefit of creditors, suspends its business operations, or takes advantage of any other receivership or similar proceedings.

9.3	Termination or Suspension Upon Licensee’s Default. Subject to the provisions of Article X, InterDigital may terminate this Agreement by written notice to Licensee, or at InterDigital’s option may suspend its performance hereunder, if: (i) Licensee fails to pay any sum of money due hereunder or under the terms of the [*] License Agreement, and does not pay within thirty (30) days after written notice from InterDigital specifying the failure; (ii) Licensee fails to perform any other material provision of this Agreement or the [*] License Agreement and does not cure the failure (or make substantial progress towards curing it) within ninety (90) days after receipt of written notice from InterDigital specifying the failure; (iii) Licensee declares bankruptcy, makes an assignment for the benefit of creditors, suspends its business operations, or takes advantage of any other receivership or similar proceedings; or (iv) immediately in accordance with Section 4.6.5.

9.4	Rights upon Termination. Upon termination of this Agreement under this Article IX, all licenses granted to Licensee hereunder will terminate, and (i) Licensee shall cease all use of the Licensed Software and Licensed Technology for any purpose whatever except as may be necessary to provide any support which Licensee is obligated to provide to its existing customers and/or sublicensees as of the date of such termination (“Limited Support”); and (ii) Licensee shall immediately destroy or return to InterDigital (at InterDigital’s option) all InterDigital Confidential Information then in Licensee’ possession, except that Licensee may retain copies of such InterDigital Confidential Information as may be necessary to provide Limited Support until such time as Licensee’s obligations of Limited Support have expired or otherwise terminated and (iii) all outstanding license fees, royalty payments, and sublicense payments for Licensed Rights shall immediately become due and owing to InterDigital under Sections 5.1, 5.2 and 5.3 of this Agreement, unless the Agreement is terminated due to a breach of the Agreement by InterDigital pursuant to Section 9.2. The provisions of Sections 2.8, 4.4, 4.5, 4.6., 6.3, 6.4, 9.4 13.1, 13.2, and Articles I, III, VII, VIII, X, XI, XII and XIV shall survive expiration or termination of this Agreement.

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Article X

Force Majeure; Suspension of Work

10	Force Majeure. Either Party shall be excused for non-performance under this Agreement, for such period of time as the cause of non-performance continues to exist, if the failure to perform arises, in whole or in part, out of causes beyond the reasonable control and without the negligence of the Party. Such causes may include, but are not restricted to, acts of God or the public enemy, acts of any Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, boycotts or other work stoppages, freight embargoes, unusually severe weather, and any other cause similar to the kind herein enumerated or having an equivalent effect upon the Party’s ability to perform (“Force Majeure”).

10.1	Notice of Force Majeure Event. If a Party’s performance is affected by an event of Force Majeure, the affected Party shall give written notice to the other Party as soon as practicable, but in no event more than fourteen (14) days after the Force Majeure event occurs. In that event, the duties of the affected Party shall be suspended during the continuance of the Force Majeure event; provided, however, that the affected Party shall use all reasonable commercial efforts to eliminate or ameliorate the effects of the event of Force Majeure.

10.2	Other Party’s Failure to Perform. If a Party is prevented or delayed in performing any obligation because of the other Party’s failure or delay in performing any action upon which the Party’s performance relies, that Party may suspend its performance until the non-performing Party completes its obligations. In addition, if InterDigital is prevented or delayed in performing any milestone for which a payment is due to it from Licensee under Section 5.1 by reason of Licensee’s failure or delay in performing any action required of Licensee, the milestone payment shall be made on the date set forth herein when it was otherwise scheduled to be paid.

Article XI

Notices

11.1	Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered by express courier service (Federal Express, DHL or the like), addressed to the Parties at the addresses set forth below. Notices shall be deemed to be effective upon receipt.

If to IDC: (for contract matters):	InterDigital Communications, LLC
781 Third Avenue
King of Prussia, PA. 19406
Attn: General Counsel

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If to IDC
(for technical matters):	InterDigital Communications , LLC
ATTN: William Miller
2 Huntington Quadrangle Melville, NY 11747

If to Licensee:	Beceem Communications, Inc.
ATTN: Lars Johnsson
3960 Freedom Circle Road, 1st Floor, Santa Clara, CA 95054

Article XII

Export Control

12.1	Export Control. The Parties shall in performance of this Agreement comply with all applicable laws, executive orders, regulations (including without limitation U.S. and European Union export administration regulations), ordinances, rules, proclamations, demands and requisitions of national governments or of any state, local or other governmental authority. In addition, Licensee acknowledges that the Licensed Software and Licensed Technology are subject to the export control laws and regulations of the United States, and Licensee agrees to abide by those laws and regulations. Licensee further acknowledges that the Licensed Software and Licensed Technology may also be subject to the export control laws and regulations of the country in which they are received, and Licensee will abide by such laws and regulations. Licensee agrees to comply with all applicable export and re-export control laws and regulations, including the Export Administration Regulations (“EAR”) maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations (“ITAR”) maintained by the Department of State. Specifically, Licensee covenants that it shall not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any software or Technology (including products derived from or based on such software or Technology) received from InterDigital under this Agreement to any destination, entity, or person prohibited by the laws or regulations of the United States, without obtaining prior authorization from the competent government authorities as required by those laws and regulations. Licensee agrees to indemnify InterDigital, to the fullest extent permitted by law, from and against any fines or penalties that may arise as a result of Licensee’s breach of this provision.

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ARTICLE XIII

Dispute Resolution

13.1	Negotiation of Disputes. In the event of a dispute arising under this Agreement, senior level executives of the Parties shall meet in Wilmington, Delaware as soon as reasonably possible (but not later than forty-five (45) days after written notice of a dispute) and shall enter into good faith negotiations aimed at resolving the dispute. The Parties may agree to another location for their meeting. If the Parties are unable to resolve the dispute in a mutually satisfactory manner within an additional thirty (30) days from the date of the senior level meeting, either Party may submit the dispute to arbitration as provided for in Section 13.2 hereof. A dispute concerning the validity, scope, infringement or essentiality of a patent or a patent claim is not grounds for failure to pay royalties owed under this Agreement, and shall not constitute a part of any arbitration.

13.2	Arbitration of Disputes. If a dispute arising under this Agreement has not been resolved by the non-binding procedures set forth in Section 13.1 within the time periods provided, either Party may submit the dispute to arbitration administered by the American Arbitration Association (“AAA”) under its then current ICDR International Arbitration Rules (“AAA International Rules”) and as set forth in this Section. The arbitration proceeding shall take place in Wilmington, DE, in English, before a panel of three (3) arbitrators (the “Arbitration Panel”), all of whom shall be admitted to practice law in at least one jurisdiction in the United States, and at least two of whom shall have substantial experience in the field of intellectual property litigation or intellectual property licensing. The arbitration shall be commenced and conducted as follows:

a)	The Parties shall request that the arbitrators conduct the arbitration proceeding in an expedited fashion in order to complete the proceeding and render a written decision within six months of the date upon which the Arbitration Panel was formed under the AAA International Rules. The Parties shall use their best efforts to cooperate with the arbitrators to complete the proceeding and render a decision within such six month period. Permitted discovery under sub-part e) hereof and times set in any scheduling order shall be limited to achieve a decision within the six month period.

b)	The Arbitration Panel shall not under any circumstance consolidate, join or otherwise combine the arbitration proceeding with any other proceeding or party with the exception of a dispute between Licensee and [*] and its Affiliates under the [*] License Agreement, in which event [*] and its Affiliates and a proceeding over such dispute may be [*].

c)

The arbitration proceedings shall be governed by this Agreement, by the AAA International Rules, by the procedural arbitration law of the site of the arbitration, and by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. The Arbitration Panel shall determine the matters at issue in the dispute in accordance with the substantive law of the State of Delaware without regard to conflicts of laws principles. The Arbitration Panel shall decide the issues submitted as arbitrators at law only and shall base its

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award, and any interim awards, upon the terms of this Agreement and the laws of the State of Delaware. The Arbitration Panel has no power to reform this Agreement, except as specifically set forth in Section 14.5.

d)	The Arbitration Panel shall take into account applicable principles of legal privilege and related protections, including the confidentiality of attorney-client communications and attorney-work product. No Party or witness shall be required to waive any privilege recognized at law. The Arbitration Panel shall issue orders as reasonably necessary to protect the confidentiality of proprietary information, trade secrets, and other sensitive information disclosed.

e)	The Arbitration Panel shall have the exclusive authority to permit limited relevant confidential discovery to the extent required by a Party in order to establish its case. The Arbitration Panel shall decide any dispute regarding such requests for discovery or the adequacy of a discovery response by any Party.

f)	The award of the Arbitration Panel shall be final and binding and a Party may seek enforcement of the award in any court of competent jurisdiction. The award of the Arbitration Panel shall clearly set forth the specific dollar amount(s), if any, payable by Licensee under the award. Any monetary award shall be payable in U.S. dollars, free of any tax, offset or other deduction. In the event of an underpayment of amounts due hereunder, Licensee shall promptly pay any underpayment together with interest at the compounded annual rate of [*] percent ([*]%) from the dates the payments were due under the terms of this Agreement. If an award is issued by the Panel that requires Licensee to pay the lesser of (i) US[*], or (ii) [*], Licensee shall also pay [*]. The award and any determination of the arbitration shall be subject to Section VII herein and shall be binding solely on the Parties.

g)	Licensee shall continue to timely pay InterDigital all amounts accruing hereunder which are not disputed including, without limitation, while the dispute resolution proceedings are pending.

h)	Nothing contained in this Article XIII shall preclude either Party from seeking a temporary restraining order pending resolution of the dispute in issue.

Article XIV

General

14.1

Publicity. The Parties shall issue the joint press release which is attached as Schedule 14.1 hereto on or shortly following the Effective Date. Except for the issuance of such press release or pursuant to a court order or as required by law, listing requirements and exchange (Nasdaq, NYSE etc.) rules or government regulation, neither Party will issue any press release or other public announcement concerning the execution of this

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Agreement or the Parties’ relationship hereunder without the written consent of the other Party. The Parties shall use all commercially reasonable efforts to limit the disclosure of the terms and conditions of this Agreement and, if appropriate under the circumstances, shall seek confidential treatment for any filings required to be made with the Securities and Exchange Commission or similar regulatory agency or stock exchange; provided, however, if such a disclosure is required, the Party required to make the disclosure shall give the other Party notice as soon as possible prior to the actual disclosure.

14.2	Governing law; Jurisdiction and Venue. The validity and interpretation of this Agreement shall be governed by Delaware law, without regard to conflict of laws principles. The Parties irrevocably consent to exclusive jurisdiction and venue of the state and federal courts in the State of Delaware to the extent a dispute arising under this Agreement cannot be properly brought before an Arbitration Panel (e.g., a request for a TRO or a judgment upon an arbitral award(s), which the parties agree may be entered by such court). Otherwise, Article XIV shall govern the form and venue for disputes arising under this Agreement. Process shall be deemed sufficient if served on either Party by courier service or recognized mail delivery service (e.g. U.S. Mail), postage prepaid, certified or registered, return receipt requested, and addressed as indicated on page 1 of this Agreement. The Parties hereby waive any objection as to the sufficiency of the method of service, if service is made as set forth herein.

14.3

Effect; Assignment; Termination on Change of Control. The terms and conditions of this Agreement shall be binding upon the Parties and inure to the benefit of their respective successors and permitted assigns. Except as specifically stated in this Agreement, neither this Agreement nor any of the rights, interests or obligations of any Party shall be assigned without the prior consent of the other Party, and any such unauthorized assignment shall be void; provided, however, that InterDigital may assign this Agreement without such consent to: (i) an Affiliate; or (ii) a third party in connection with the transfer to such third party of the business to which this Agreement relates. Licensee may assign or otherwise transfer this Agreement, without the prior consent of InterDigital, to a Permitted [*] Company (a “Permitted Transferee”) in connection with a change of Control of Licensee or the sale (whether or not by acquisition) of all or substantially all of the business or assets of Licensee to which this Agreement relates. Any such assignment or transfer (whether in whole or in part as more fully described below) by Beceem to a Permitted Transferee, shall be conditioned on the Permitted Transferee providing to InterDigital within ten (10) days of the effective date of the acquisition or transfer (such effective date herein referred to as the “Acquisition Date”) a written, signed document agreeing to be bound by all of the provisions of this Agreement as if the Permitted Transferee were a signatory to this Agreement. If Beceem desires to fully assign or transfer all of its rights and obligation under the terms of this Agreement to the Permitted Transferee, such assignment shall be further conditioned upon [*]. If Beceem notifies InterDigital at least three days prior to the Acquisition Date that it will not fully assign or otherwise transfer all of its rights and obligations under the terms of this Agreement to the Permitted Transferee, the licenses contained herein shall continue

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after the Acquisition Date only to permit Beceem or the Permitted Transferee (in the event Beceem does not survive as a separate legal entity) to make, ship and sell any Licensed Products being shipped by Beceem as of the Acquisition Date and any additional Licensed Products which Beceem or the Permitted Transferee (in the event that Beceem does not survive as a separate legal entity) begins to ship during the ninety day period commencing on the Acquisition Date (“Existing Licensed Products”) and all licenses granted herein from InterDigital to Beceem shall otherwise be terminated. For clarity the partial assignment described in the foregoing sentence shall not trigger any [*]; however any unpaid payments relating to [*], together with the [*] and any and all accrued and/or unpaid amounts for Engineering Services performed prior to the Acquisition Date shall immediately become due and payable. For the avoidance of doubt, should this agreement be so terminated and should Beceem or the Permitted Transferee later desire to sell Licensed Products other than Existing Licensed Products, Beceem or the Permitted Transferee shall be required to enter into a new technology license agreement with InterDigital and a new [*] license agreement with [*]. Notwithstanding the above, if the parties are successful (in InterDigital’s sole discretion) in designing out all of the [*] features and functionality of the Licensed Software and Technology and Beceem or the Permitted Transferee desires to sell Licensed Products other than the Existing Licensed Products and which contain only the [*] portions of the Licensed Technology and Software (and no [*] portions thereof), the Parties agree to amend this Agreement prior to the Acquisition Date to provide that the licenses to all [*] portions of the Licensed Software and Technology are terminated while the licenses to all [*] portions of the Licensed Software and Technology remain in place under substantially similar terms and conditions as contained herein. Excluding any assignment or transfer of this Agreement to a Permitted Transferee, InterDigital shall have the right and option to terminate this Agreement if Control of Licensee is acquired by any person or entity, or groups of persons or entities not having Control of Licensee on the Effective Date of this Agreement. A Permitted Transferee shall have no further right to assign this Agreement without the prior written consent of InterDigital and any attempted assignment without such consent shall be null and void. InterDigital shall also have the right and option to terminate this Agreement upon a change of Control of a Permitted Transferee after the Acquisition Date. If this Agreement is assigned to or if there is a change of Control of Licensee in favor of any person or entity, or groups of persons or entities, other than a Permitted Transferee under this Agreement, InterDigital shall have the right and option to immediately terminate this Agreement and all outstanding payments of the license fee and royalty payments for the Licensed Rights due under this Agreement shall immediately become due and payable to InterDigital within ten (10) days of the effective date of such assignment or change of Control.

14.4	Waivers. Either Party’s failure to insist upon the performance of any of the terms or conditions of this Agreement or to exercise any right hereunder shall not be construed as a waiver or relinquishment of the future performance of any such term or condition.

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14.5	Severability/Reformation. The provisions of this Agreement are severable, and if any of them are held invalid or unenforceable, then those provisions shall be construed, or if necessary reformed, to the extent permitted by law so as to most closely meet the intent of the Parties. The invalidity or unenforceability of one provision shall not affect any other provision. To the extent the specific license grants made hereunder are construed as violating any applicable law or construed in a manner which extends beyond the intent of the Parties as evidenced in this Agreement (including but not limited to the creation of implied licenses where no such license was intended to be created), such provisions shall be reformed to the maximum extent possible by law to meet the intent of the Parties as stated in this Agreement.

14.6	Construction. Both parties have had an opportunity to have this Agreement reviewed and revised by legal counsel. No party shall be considered the drafter of this Agreement, and no presumption or rule that an ambiguity shall be construed against the party drafting the clause shall apply to the interpretation or enforcement of this Agreement.

14.7	Independent contractors. In making and performing this Agreement, the Parties are and shall act at all times as independent contractors, and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, or employer-employee relationship between InterDigital and Licensee. At no time shall any Party make any commitments or incur any charges or expenses for or in the name of another Party.

14.8	Schedules and Exhibits. All schedules, exhibits and other attachments to this Agreement which are referred to herein are hereby incorporated in and made a part of this Agreement.

14.9	Amendments; Entire Agreement. This Agreement contains the complete and final agreement between the Parties and supersedes all previous understandings relating to the subject matter hereof, whether oral or written. This Agreement may only be modified by written agreement signed by duly authorized representatives of each Party.

14.10	Counterparts; Faxed signatures. This Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original. Signatures provided by facsimile or other electronic means by any Party shall be valid and enforceable upon delivery to the other Party.

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IN WITNESS WHEREOF, Licensee and InterDigital have caused this Agreement to be executed on the dates set forth below to be effective as of the Effective Date.

BECEEM COMMUNICATIONS INC.	INTERDIGITAL COMMUNICATIONS, LLC

By:	By:

/s/ Babu Mandava	/s/ William J. Merritt

Title:	Title:

CEO

Date:	Date:

3/17/2010	3/22/2010

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SCHEDULE 1.26

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SCHEDULE 4.7

THIRD PARTY SOFTWARE

Type	Name	Description	Vendor
OS	Nucleus PLUS 1.15	Realtime Operating System	[*]

SW Lib	[*]: 2009-04-02	HS USB Stack; Including RNDIS Device and MMC-SD	[*]

SW Lib	[*]: 3.14.0	PC Host Modem/Port Driver	[*]

SW Lib	Windows Mobile 6.1 RIL	WM RIL Driver	[*]

FW	OTG USB 2.01 Linker	DWC USB 2.0 HS OTG Subys-AHB and Linux Driver	[*]

Cryptography		Cryptobox Core (AES, DES, SHA-1, RSA & MD5 Dig Logic Cores)	[*]

THIRD PARTY HARDWARE

Cell Type	Name	Description	Vendor	Doc
DSP	[*] I OCEM RTL version 3.2	DSP Core	[*]	[*]

[ARM] 926	[*] 926EJS_ss_1.08 V_125C_max	[*] 926 core	[*]	[*]

[ARM] 926	[*] 926EJS_TCM _ss _1.08V_125C_max	[*] 926 core	[*]	[*]

[ARM] 9 ETM	ETM9_ss_1.08V _12 5C_max	[*] ETM core	[*]	[*]

CPU	Vr2000	[* ] Core CPU	[*]	[*]

USB PHY	thdn65lp2od_susb2 otgwc	[*] USB 2.0 PHY	[*]	[*]

USB Linker	4377-0 DWC USB 2.0 HS OTG-Device Only-AHB, version USB OTG Core 2.72a	USB 2.0 HS OTG Controller	[*]	[*]

DMA Controller	[*] PL080	PrimeCell DMA Controller	[*]	[*]

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Cell Type	Name	Description	Vendor	Doc
MM Card I/F	[*] PL180	PrimeCell Multimedia Card Interface	[*]	[*]

Cryptography	version	Cryptobox Core (AES, DES, SHA-1, RSA & MD5 Dig Logic Cores)	[*]	[*]

Ring Oscillator	osc1900_ss1p08v12 5c	[*] custom oscillator (random number generation)	[*]	[*]

[*] PLL	PGN65LP25SMF100 0A	[*] 1000 MHz Clock Generator	[*]	[*]

Custom PLL	PLL_Wideband_312 M_65nm_ss1p08v1 25c	[*] Custom wideband PLL	[*]	[*]

Custom PLL	pll_d igRF_65nm_ss1 p08v125c	[*] Custom 6-phase PLL	[*]	[*]

IO pads	tpdn65lpnv2wc	[*] Standard Digital IO	[*]	[*]

Custom IO	tpdn65lpnv2_140a_ ud18_c6102_ss1p62 v1p08v125c	[*] custom 1.8V IO with PU and PD	[*]	Only verilog model

DDR IO	tpdn65lpgv2_memi o_ddr2_mddrwc	[*] standard DDR2 IO	[*]	[*]

32K Osc pad	tpdn65lpgv_32kosc wc	[*] 32K OSC pad	[*]	[*]

IO	tpan65lpgv2wc	[*] Standard Analog IO	[*]	[*]

IO	_od3tpan65lpgv2od 3wc	[*] Standard Analog IO	[*]	[*]

IO	tpan65lpgv2_c0610 04wc	[*] Standard Analog IO	[*]	[*]

Custom IO	DigRF_IO_wc	[*] custom IO for DigRF, LVDS 1.2V	[*]	[*]

Custom IO	pi2cfastz_ss1p62v1p 08v125c	[*] custom IO for I2C interface	[*]	[*]

Custom IO	pusimz_ss1p62v1p0 8v125c_vb18	[*] custom IO for USIM interface	[*]	[*]

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Cell Type	Name	Description	Vendor	Doc
Spike filter (custom cell)	spikefilter_ss1p08v1 25c	[*] custom spike filter (analog filter for Reset)	[*]	[*]

Efuse	tef65lp256x1s_i	[*] 256 bits Serial Interface Electrical Fuse	[*]	[*]

Efuse	tef65lpesd	[*] Electrical Fuse ESD Macro	[*]	[*]

PMIC	UG0521A	Power Management	[*]	[*]

Level Shifter	tcbn65lpwc0d90d9	[*] level shifter and isolation gates	[*]	[*]

Custom Level Shifter with Isolation	guc_tcbn65lplvlh lc_ ss1p08v1p08v125c	[*] custom Level Shifter (H to L) with clamp H isolation, and Level Shifter (H to L) with clamp L isolation	[*]	Only verilog model

Custom Level Shifter with Isolation	guc_tcbn65lplvl_ss1 p08v1p08v125c	[*] custom Level shifter (L to H) with Pull down resistor on input	[*]	Only verilog model

Power Switch	tcbn65lphvtcgwc	[*] HVT power switch	[*]	[*]

Power Switch	tcbn65lpcgwc	[*] power switch	[*]	[*]

DP sram	TS6N65ULPA128X16 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA128X21 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA128X29 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA128X32 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA128X5 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA16X24 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA16X28 M2F	SRAM	[*]	[*]

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Cell Type	Name	Description	Vendor	Doc
DP sram	TS6N65ULPA16X32 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA16X37 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA16X39 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA16X64 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA240X26 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA24X11 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA24X24 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA24X64 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA256X16 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA256X28 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA288X11 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA304X32 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA320X16 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X12 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X16 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X24 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X32 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X34 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA32X9M 4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA512X13 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA512X24 M4F	SRAM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
DP sram	TS6N65ULPA512X32 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA512X4 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA608X32 M4M	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X10 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X13 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X16 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X20 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X21 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA64X6M 2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA8X24M 2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA8X50M 2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA8X60M 2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA96X32 M4F	SRAM	[*]	[*]

DP sram	TS6N65ULPA256X32 M2F	SRAM	[*]	[*]

DP sram	TS6N65ULPA256X32 M2M	SRAM	[*]	[*]

DP sram	TS6N65ULPA256X32 M2S	SRAM	[*]	[*]

DP sram	TS6N65ULPA40X20 M2F	SRAM	[*]	[*]

SP sram	TS1N65ULPA1024X1 7M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA1024X3 2M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA1024X6 4M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA120X21 M4	SRAM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
SP sram	TS1N65ULPA120X28 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA1280X3 2M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA128X22 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA128X32 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA128X64 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA128X8 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA1408X1 2M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA1600X2 0M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA160X14 4M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA1664X4 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA184X12 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA184X34 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA192X32 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA2048X1 7M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA2048X3 2M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA2400X2 0M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA2400X2 0M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA240X16 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA240X24 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA256X12 8M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA256X16 M4	SRAM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
SP sram	TS1N65ULPA256X22 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA256X32 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA256X8 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA2592X3 6M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA3072X4 M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA32X24 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA32X26 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA32X30 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA3328X1 2M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA3328X3 2M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA4096X1 6M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA4096X6 4M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA40X16 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA40X6M 4	SRAM	[*]	[*]

SP sram	TS1N65ULPA4416X3 5M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA4768X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA4800X1 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA480X16 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA4864X1 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA4864X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA5120X1 6M16	SRAM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
SP sram	TS1N65ULPA5216X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA5664X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA6336X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA640X64 M8	SRAM	[*]	[*]

SP sram	TS1N65ULPA64X10 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA64X16 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA64X32 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA768X16 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPA8192X1 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA8192X1 6M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA8192X3 2M16	SRAM	[*]	[*]

SP sram	TS1N65ULPA96X32 M4	SRAM	[*]	[*]

SP sram	TS1N65ULPB4096X1 6M16F	SRAM	[*]	[*]

SP sram	TS1N65ULPB4096X1 6M16M	SRAM	[*]	[*]

SP sram	TS1N65ULPB5120X1 6M16F	SRAM	[*]	[*]

SP sram	TS1N65ULPB5120X1 6M16M	SRAM	[*]	[*]

SP sram	TS1N65ULPA80X32 M4	SRAM	[*]	[*]

DP sram	TSDN65ULPA1152X1 6M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA128X32 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA1536X3 2M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA1536X3 2M4S	SRAM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
DP sram	TSDN65ULPA2048X6 4M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA2048X6 4M4S	SRAM	[*]	[*]

DP sram	TSDN65ULPA256X64 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA32X34 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA5120X1 0M16F	SRAM	[*]	[*]

DP sram	TSDN65ULPA512X16 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA608X32 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA64X16 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA64X32 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA672X16 M4F	SRAM	[*]	[*]

DP sram	TSDN65ULPA5120X1 0M16M	SRAM	[*]	[*]

Rom	rom8192x16m16 _1 1	ROM	[*]	[*]

Rom	rom8192x16m16_5	ROM	[*]	[*]

Rom	rom8192x16m16_8	ROM	[*]	[*]

Rom	rom8192x16m16_2	ROM	[*]	[*]

Rom	rom8192x32m 16_1	ROM	[*]	[*]

Rom	rom8192x16m16_1 6	ROM	[*]	[*]

Rom	rom4096x16m8_2	ROM	[*]	[*]

Rom	rom8192x16m16 _1 2	ROM	[*]	[*]

Rom	rom8192x16m16 _1 8	ROM	[*]	[*]

Rom	rom8192x16m16 _2 0	ROM	[*]	[*]

Rom	rom8192x16m16_6	ROM	[*]	[*]

Rom	rom8192x16m 16_1	ROM	[*]	[*]

Rom	rom4096x16m8_1	ROM	[*]	[*]

Rom	rom8192x16m16_1 5	ROM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Cell Type	Name	Description	Vendor	Doc
Rom	rom8192x16m16_1 7	ROM	[*]	[*]

Rom	rom4096x16m8_3	ROM	[*]	[*]

Rom	rom8192x16m16_3	ROM	[*]	[*]

Rom	rom8192x16m16_9	ROM	[*]	[*]

Rom	rom8192x16m16_4	ROM	[*]	[*]

Rom	rom4096x16m8_4	ROM	[*]	[*]

Rom	rom8192x16m16_1 0	ROM	[*]	[*]

Rom	rom8192x16m16_2 2	ROM	[*]	[*]

Rom	rom8192x16m16_1 4	ROM	[*]	[*]

Rom	rom8192x16m16_7	ROM	[*]	[*]

Rom	rom8192x16m16_1 9	ROM	[*]	[*]

Rom	rom8192x16m16 _1 3	ROM	[*]	[*]

Rom	rom8192x16m16 _2 1	ROM	[*]	[*]

Rom	rom1024x32m8_1	ROM	[*]	[*]

Rom	rom8192x16m16 _2	ROM	[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE

SECURITIES ACT OF 1933, AS AMENDED

Proprietary and Confidential

InterDigital Communications, LLC.

Statement of Work

For Digital Baseband IP Transfer to Beceem Communications Inc.

with R6 Dual Mode PHY Solution

Revision B

Modified as of 5/26/2010

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

TABLE OF CONTENTS

1	Executive Summary		7

	1.1	Acronyms and Definitions	9

2	Project Management and Procedures		13

	2.1	Project Management	13

	2.2	Meetings	13

	2.3	Project Procedures	14

	2.3.1	Issue Tracking	14

	2.3.2	Change Procedure	14

	2.3.3	Deliverables Management	14

	2.3.3.1	Acceptance Process	14

	2.3.3.2	Delivery Acceptance Procedure	15

	2.4	Data Management	15

	2.4.1	Format and Interchange	15

	2.4.2	Security	16

	2.5	Quality Requirements	16

3	InterDigital IP Component Description		17

	3.1	Overview	17

	3.2	UMTS FDD UE System Features and Capabilities	18

	3.2.1	[*]	20

	3.2.2	[*]	20

	3.2.3	[*]	20

	3.2.4	[*]	20

	3.3	GSM/EGPRS System Features and Capabilities	21

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

	3.3.1	[*]	22

	3.3.2	[*]	23

	3.4	3G Layer 1 Description	23

	3.5	2G Layer 1 Description	24

4	Deliverables		25

	4.1	Protocol Stack Software	25

	4.1.1	[*]	25

	4.1.2	[*]	26

	4.1.3	[*]	26

	4.1.4	[*]	27

	4.1.5	[*]	27

	4.2	Physical Layer Software and RTL	28

	4.2.1	[*]	28

	4.2.1.1	[*]	28

	4.2.2	[*]	30

	4.2.2.1	[*]	30

	4.2.3	[*]	31

	4.3	Documentation	32

	4.4	Test Benches	36

	4.5	Training	36

5	Worksplit		37

	5.1	Scope	37

	5.2	Engineering Services Definition	37

	5.3	Definition of Work Split	37

6	Milestones, Acceptance, and Schedule		41

	6.1	Scope	41

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

	6.2	Acceptance Criteria	41

	6.3	SOC Release Schedule	42

	6.4	Software Development Schedule	44

	6.5	Radio Interface Development Schedule	47

7	Support and Engineering Services		48

	7.1	Technology Transfer Support	48

8	Summary		49

9	APPENDIX A: ARCHITECTURE AND RTL PLAN		50

10	APPENDIX B: VERIFICATION PLAN		51

11	APPENDIX C: IMPLEMENTATION PLAN		52

	11.1	[*]	52

	11.2	[*]	52

	11.3	[*]	52

	11.4	[*]	53

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

List of Tables

Table 1:	Acronyms and Definitions	9
Table 2:	Meetings	13
Table 3:	UMTS FDD System Features and Capabilities	19
Table 4:	GSM/EGPRS System Features and Capabilities	21
Table 5:	R6 UMTS L1 (PHY) Feature Set	23
Table 6:	2G L1 (PHY) Feature Set Table	24
Table 7:	[*]	26
Table 8:	[*]	26
Table 9:	[*]	27
Table 10:	[*]	27
Table 11:	[*]	27
Table 12:	[*]	28
Table 13:	[*]	30
Table 14:	[*]	31
Table 15:	Documentation Deliverables	32
Table 16:	Algorithm Description and SPW Documentation Deliverables	35
Table 17:	Test Bench Deliverables	36
Table 18:	Worksplit	37
Table 19:	Acceptance Milestones	41
Table 20:	SoC Release Schedule	42
Table 21:	Software Development Schedule	45
Table 22:	Radio Interface Development Schedule	47

List of Figures

Figure 1- Scope of InterDigital Technology Transfer	18

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

1	Executive Summary

This Statement of Work (SOW) specifies in clear, understandable terms the technology to be delivered to Beceem Communications Inc. (Beceem) and the modifications to be done by InterDigital on the technology. In addition the document specifies the joint effort to integrate the technology into Beceem’s product and associated services to be performed by both Beceem and InterDigital under the Technology Transfer and Technology License Agreement between Beceem and InterDigital dated as of March 19, 2010 (the “Agreement”), for the following items:

•	UMTS 3GPP Release 6 compliant Dual Mode UE Non Access Stratum (DM-NAS)

•	UMTS 3GPP Release 6 compliant FDD UE Access Stratum (UAS)

•	3GPP Release 6 compliant GSM/EGPRS UE Access Stratum (GAS)

•	UMTS 3GPP Release 6 compliant FDD User Equipment Dual Mode Layer 1 Control Software.(L1G and L1U)

•	UMTS 3GPP Release 6 compliant FDD UE Dual Mode Capable Layer 1 hardware and firmware design (UPHY)

•	3GPP Release 6 compliant GSM/EGPRS UE Dual Mode Capable Layer 1 hardware and firmware design (GPHY)

InterDigital will provide the above items to Beceem for integration into the Beceem product. InterDigital will transfer the above items to Beceem in accordance with the release schedule stated in this document. [*]

In addition, InterDigital will be responsible for supplying the following:

•	Support for the technology transfer and subsequent integration of InterDigital’s technology with Beceem’s technology up [*] man-hours.

•	Product training for the DM-NAS, UAS, GAS, L1C and PHY designs are included in the man-hour limit stated above.

Beceem will be responsible supplying for the following:

•	Beceem Platform architecture and documentation. Information is required to start making architecture and code changes on InterDigital side.

•	Joint architecture definition (Platform and interface changes required to support and integrate 2G / 3G).

•	Beceem Platform (working) with tool chain (Platform for InterDigital to integrate the Software and begin bring-up and verification).

•	RTOS decision/specification.

•	ARM11 processor configuration code (e.g. processor register configuration, etc.).

•	RTOS code ported to ARM 11 subsystem, with IPC mechanism implemented.

•	Platform documentation (should enable things like debug trace porting, radio interface design/implementation, IPI porting).

•	RF calibration tools delivery.

Any additional work undertaken by InterDigital beyond that provided in this SOW shall be completed on an additional engineering consulting services basis and only as agreed to by InterDigital and Beceem in writing. InterDigital will provide full project support including management, status reporting, quality assurance, and deliverables management for any such engineering services agreement and such support does not count towards the [*] man-hours.

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

1.1	Acronyms and Definitions

Table 1: Acronyms and Definitions

Acronym	Expansion
AFC	Automatic Frequency Control

AFD	Algorithm Flow Document

AFE	Analog Front End

AGC	Automatic Gain Control

AICH	Acquisition Indicator Channel

API	Applications Programmer Interface

AMR	Adaptive Multi-Rate (speech codec)

ARM	Advanced RISC Microprocessor

AS	Access Stratum

API	Application Programmatic Interface

ASIC	Application Specific Integrated Circuit

BB	Baseband

BCH	Broadcast Channel

BCH	Broadcast Control Channel

BFC-NCO	Baseband Frequency Correction Numerically Controlled Oscillator

BLER	Block Error Rate

BMC	Broadcast/Multicast Control

BSC	Base Station Controller

CBS	Cell Broadcast Subsystem

CC	Call Control

CCPCH	Common Control Physical Channel

CDD	Component Description Document

CE-NLMS	Channel Estimate Normalized Least Mean Squares

CDMA	Code Division Multiple Access

CDRS	Component Design Requirements Specification

CMR	Common MAC - RLC

CPCH	Common Packet Channel

CPICH	Common Pilot Channel

CS	Circuit Switched

CTCH	Common Traffic Channel

DCH	Dedicated Channel

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Acronym	Expansion
DCCH	Dedicated Control Channel

DPCH	Dedicated Physical Channel

DR	Data Repository

DRAC	Dynamic Resources Allocation Control

DRX	Discontinuous Reception

DSCH	Downlink Shared Channel

DS	Data Services

DSP	Digital Signal Processing

E-AGCH	Enhanced Access Grant Channel

E-DCH	Enhanced Dedicated Channel

E-DPCH	Enhanced Dedicated Physical Channel

E-GPRS	Enhanced General Packet Radio System (also known as EDGE)

E-RGCH	Enhanced Relative Grant Channel

E-HICH	E-DCH Hybrid ARQ Indicator Channel

FACH	Forward Access Channel

FDD	Frequency Division Duplexing

GCF	Global Certification Forum

GPRS	General Packet Radio System

GMM	GPRS Mobility Management

GSM	Global System for Mobile communications

GPHY	GSM/EGPRS Physical Layer

HARQ	Hybrid ARQ

HS-DPCCH	High Speed Dedicated Physical Control Channel

HS-DSCH	High Speed Downlink Shared Channel

HSDPA	High Speed Downlink Packet Access

HS-PDSCH	High Speed Physical Downlink Shared Channel

HSUPA	High Speed Uplink Packet Access

ICH	Indicator Channel

InterDigital	InterDigital Communications, LLC.

IP	Intellectual Property

IRAT	Inter-Rat

IMSI	International Mobile Subscriber Identity

IOT	Interoperability Test

L1	Layer 1 (Physical Layer)

L1C	Layer 1 (Physical Layer) Control (comprised of L1U and L1G)

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Acronym	Expansion
L2	Layer 2 (MAC & RLC)

L3	Layer 3 (RRC)

LCS	Location Services

MAC	Medium Access Control

MBMS	Multi-Media Broadcast Multi-cast Service

MIB	Master Information Block

MIP	Million Instructions Per Second

MM	Mobility Management

MW	Man Week

NAS	Non Access Stratum

NLMS	Normalized Least Mean Square

Node-B	A logical entity in a 3G system comprising both the BSC and BTS

O&M	Operation and Maintenance

PCH	Paging Channel

P-CCPCH	Primary Common Control Channel

PCPCH	Physical Common Packet Channel

PDP	Packet Data Protocol

PDCP	Packet Data Convergence Protocol

PDSCH	Physical Downlink Shared Channel

P-SCH	Primary Synchronization Channel

PHY	Physical Layer

PICH	Paging Indicator Channel

PLMN	Public Land Mobile Network

PPP	Point to Point Protocol

PRACH	Physical Random Access Channel

PS	Protocol Stack

RABM	Radio Access Bearer Manager

RACH	Random Access Channel

RF	Radio Frequency

RISC	Reduced Instruction Set Computer

RLC	Radio Link Control

RRC	Radio Resource Control

Rx	Receive

RTL	Register Transfer Level (Verilog or VHDL)

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Acronym	Expansion
SDL	Specification and Description Language

SDT	SDL Toolset

SIB	System information Block

SIO	Serial Interface

SoC	System on Chip

S-CCPCH	Secondary Common Control Physical Channel

SM	Session Management

SMA	Shared Memory Arbiter

SMS	Short Message Service

S-SSCH	Secondary Synchronization Channel

SPW	Signal Processing Workbench (Coware Toolset)

SRNS	Serving Radio Network Subsystem

SS	Supplementary Services

SUT	System Under Test

TFCI	Transport Format Combination Indicator

TS	Technical Specification (part of the 3GPP specifications)

TSG	Technical Specifications Group (part of the 3GPP standards organization)

TMSI	Temporary Mobile Subscriber Identity

TTCN	Tabular Tree Combined Notation (test suite toolset for SDL)

Tx	Transmit

UE	User Equipment

UMTS	Universal Mobile Telecommunications System

USIMAP	USIM Application

UTRAN	UMTS Terrestrial Radio Access Network

UPHY	UMTS Physical Layer

VHDL	Very High Speed Integrated Circuit Hardware Description Language

WCDMA	Wideband Code Division Multiple Access

3G	Third Generation (as it relates to fixed and mobile wireless access systems)

3GPP	Third Generation Partnership Project

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

2	Project Management and Procedures

2.1	Project Management

InterDigital shall identify to Beceem a single individual to be designated as the “InterDigital Project Manager” for purposes of this SOW. Beceem shall identify to InterDigital a single individual designated as the Beceem Project Manager. Beceem and InterDigital shall also identify Functional Project Managers for engineering execution.

The Functional Project Managers shall be responsible for ensuring compliance with their company’s respective requirements under this SOW and will serve as the point of contact for all development project details in connection with this SOW. They shall ensure that the personnel and facilities necessary for the performance of their company’s respective activities in this SOW are assigned and made available at the times and places necessary to meet the release schedule contained herein.

Project Management activity work under this SOW shall not count towards the [*] man-hours cap.

The Functional Project Manager’s responsibilities include the following:

•	Function as the day-to-day primary point of contact between InterDigital and Beceem for Project issues,

•	Organize and define internal responsibilities,

•	Verify that project and payment milestones are met,

•	Verify compliance with applicable internal standard operating procedures

•	Coordinate approval of any customer change requests,

•	Conduct project status meetings with Beceem on an as needed basis,

•	Support team meetings,

•	Report progress on an as needed basis,

•	Identify risks and define appropriate action to be taken

•	Coordinates problem and issue process and

•	Organize and coordinate technical meetings

2.2 Meetings

Table 2: Meetings

Name of Meeting	Purpose of Meeting	Chairman / Initiator	Attendees	Frequency
Project Status Conf. Call	Project status discussions, Action Items review, Joint Change Control Boards(CCBs)	Project Managers/ Functional Project Managers	Defined in PMP’s	Monthly following MS1. Meetings can also be called as required and jointly agreed to by the Functional Project Managers

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Name of Meeting	Purpose of Meeting	Chairman / Initiator	Attendees	Frequency
Contract Review Meeting	Contract Status	Project Managers/ Functional Project Managers	Defined in PMP’s	As needed, but at least at the conclusion of MS2 and MS4

2.3	Project Procedures

2.3.1	Issue Tracking

InterDigital will establish an issue tracking system that will be used for both Beceem and InterDigital to track all technical and Project issues.

2.3.2	Change Procedure

During the course of this Project the need to make changes to various aspects of the Project may arise. These potential changes, identified by either Beceem or InterDigital personnel, will be documented in a “Change Order”. A Change Order is a modification of the contract authorized by both Beceem and InterDigital to alter the specifications, schedule, price, quality or any other provision of the SOW, definition and discussion by InterDigital with respect to a Change Order shall not count towards the [*] man-hours cap unless otherwise agreed to by Beceem and InterDigital in writing.

The Change Order is a self-contained document that contains all of the information necessary to decide the merits of a proposed change.

The following information should be included:

•	Change Request. A description of the requested change, justification for the change, and the originator of the request.

•

Change Proposal. A description of how the change would be accomplished, price if any of implementing the change, impact of changes on schedule, and critical dates by which time a decision must be made.

•	Change Authorization. Signatures, effective dates and scheduled implementation date of change proposal agreed to by Beceem and InterDigital.

2.3.3	Deliverables Management

2.3.3.1	Acceptance Process

Each of the deliverables items has to be accepted by the receiving party and this will be performed through a delivery.

A delivery is to be accepted when the delivery content is proven against agreed acceptance criteria Deliveries can be made with known discrepancies as long as prior written approval is granted by the receiving party.

The formal procedure handling the acceptance is detailed in the next section.

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This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

2.3.3.2	Delivery Acceptance Procedure

The delivery date is agreed upon in the SOW.

Beceem will be informed of the delivery via the InterDigital Transmittal (form) process via e-mail, and upon receipt will confirm receipt of the delivery and acknowledgement of the Ultimate Acceptance Date, as set forth in the Milestone table (Table 18). Confirmation of receipt is not acceptance.

The receiving party will send an acceptance or rejection statement via email before the Ultimate Acceptance Date. Rejection statements must be provided formally via certified letter.

The acceptance or rejection statement will include a clear reference to the delivery made and the date it was received. An acceptance statement may be an email statement accepting the delivery as is, or may automatically be deemed accepted if the Ultimate Acceptance Date passes and the receiving party does not provide the other party with a formal rejection statement.

A rejection statement shall contain a list of issues that cause the rejection.

Issues that are relevant for non-acceptance are:

•	Non-conformity to the acceptance criteria set forth in this SOW

•	Defects with Severity SHOWSTOPPER or Severity High according to the definition set forth in this SOW for which no workaround exists

Other issues1 cannot be the reason for rejection.

Follow up of a rejection are:

1.	Beceem and InterDigital will agree on the list of issues and a corrective action plan. The corrective action plan will include details of the issue, areas of impact, a list of required regression tests necessary for verification of correction, impacts to acceptance date (if any) and an updated acceptance date.

2.	InterDigital creates a patch release that will focus on resolving the list of agreed issues

3.	The Acceptance Procedure will continue in accordance with the Corrective Action Plan

If InterDigital does not receive a rejection statement or an acceptance statement before the Ultimate Acceptance Date, the deliverable is as automatically deemed accepted.

2.4	Data Management

2.4.1	Format and Interchange

All documentation developed for this Project will be in English and created using Microsoft Word or Adobe PDF format.

All data in electronic format developed by InterDigital as deliverables will be transferred to Beceem using CD-ROM, direct electronic data transfer mechanisms (e.g. FTP) or other appropriate methods jointly tested prior to the first delivery.

2.4.2	Security

Data security will be consistent with standard practices, but in any event no less than a reasonable degree of care.

[1]	Other issues could be considered as problem reports or change requests to be treated to ensure improvement of next deliveries.

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This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

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2.5	Quality Requirements

Both parties will use their own quality management, internal practices, processes, and standards/guidelines (e.g. coding standards), unless specifically noted otherwise in the SOW.

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This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

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3.	InterDigital IP Component Description

3.1	Overview

InterDigital will provide:

•	UMTS 3GPP Release 6 compliant Dual Mode UE Non Access Stratum (DM-NAS)

•	UMTS 3GPP Release 6 compliant FDD UE Access Stratum (UAS)

•	3GPP Release 6 compliant GSM/EGPRS UE Access Stratum (GAS)

•	UMTS 3GPP Release 6 compliant FDD User Equipment Dual Mode Layer 1 Control Software.(L1G and L1U)

•	UMTS 3GPP Release 6 compliant FDD UE Dual Mode Capable Layer 1 hardware and firmware design (UPHY)

•	3GPP Release 6 compliant GSM/EGPRS UE Dual Mode Capable Layer 1 hardware and firmware design (GPHY)

InterDigital will transfer the above items to Beceem in accordance with the release schedule stated in this document. [*]

[*]

Figure 1- Scope of InterDigital Technology Transfer

3.2	UMTS FDD UE System Features and Capabilities

This section provides the set of high level features and capabilities that describe both the general UMTS FDD UE requirements as well as the requirements for the supporting subsystems. This Table 3 is provided for informational purposes only. InterDigital will provide the 6102 Systems Requirement Specification that will provide a complete list of supported features and capabilities and shall be considered the governing document for describing all supported features and capabilities to be delivered.

Table 3: UMTS FDD System Features and Capabilities

Item	Feature or Capability
[*]	[*]

3.2.1	[*]

3.2.2	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

3.2.3	[*]

3.2.4	[*]

3.3	GSM/EGPRS System Features and Capabilities

This section provides the set of high level features and capabilities that describe both the general GSM/EGPRS UE requirements as well as the requirements for the supporting subsystems. Unsupported features and capabilities are indicated where applicable (and deemed useful) for clarification purposes only. This Table 4 is provided for informational purposes only. InterDigital will provide the 6102 Systems Requirement Specification that will provide a complete list of supported features and capabilities and shall be considered the governing document for describing all supported features and capabilities to be delivered.

Table 4: GSM/EGPRS System Features and Capabilities

Item	Feature or Capability
[*]	[*]

3.3.1	[*]

3.3.2	[*]

3.4	3G Layer 1 Description

InterDigital will provide an FDD L1 solution that is composed of the features specified in Table 5. InterDigital will provide the 6102 Systems Requirement Specification that will provide a complete list of supported features and capabilities and shall be considered the governing document for describing all supported features and capabilities to be delivered.

Table 5: R6 UMTS L1 (PHY) Feature Set

Feature Set		Comments
[*]	[*]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

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3.5	2G Layer 1 Description

InterDigital will provide an GSM/EGPRS L1 solution that is composed of the features specified in Table 6 InterDigital will provide the 6102 Systems Requirement Specification that will provide a complete list of supported features and capabilities and shall be considered the governing document for describing all supported features and capabilities to be delivered.

Table 6: 2G L1 (PHY) Feature Set Table

Feature Set		Comments
[*]	[*]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

4	Deliverables

The deliverables will be in SDL, ANSI C, RTL source code and/or documentation, as defined in the tables in the following subsections.

Excluded are commercially available programs and 3rd party tools, including compilers, and tools, used by InterDigital for the development, maintenance and implementation of the source code.

The technology transfer will be achieved by providing to Beceem the following deliverables:

•	Source Code

•	[*]

•	Documentation

•	[*]

•	Test Benches

•	[*]

•	Training Packages

•	[*]

4.1	Protocol Stack Software

4.1.1	[*]

Table 7: [*]

Software Module	Code Type
[*]	[*]

Interface Software
[*]	[*]

4.1.2	[*]

Table 8: [*]

Software Module	Code Type
[*]	[*]

[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

4.1.3	[*]

Table 9: [*]

Software Module	Code Type
[*]	[*]

[*]

4.1.4	[*]

Table 10: [*]

Software tools	Code Type
[*]	[*]

[*]

4.1.5	[*]

Table 11: [*]

Component	Deliverable
[*]	[*]

4.2	Physical Layer Software and RTL

4.2.1	[*]

InterDigital shall supply Beceem with a [*]

Table 12: [*]

Component	Deliverable
[*]	[*]

4.2.1.1	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

4.2.2	[*]

Table 13: [*]

Component	Description	Source Type/Doc
[*]	[*]	[*]

4.2.2.1	[*]

Table 14: [*]

Title	Description	Source Type
[*]	[*]	[*]

4.2.3	[*]

4.3	Documentation

Documentation deliverables for Beceem are provided in Table 14 which includes System, Interface, Architecture, Test Plan, L23 and Non-Algorithmic L1 Component documentation and Table 15 which includes L1 Algorithmic Component and SPW documentation.

Documentation for each PHY (L1) component consists of up to five different documents. These are a Component Design Specification (CDRS), which defines the components requirements, an Algorithm Flow Diagram (AFD), which further details component signal processing operation and associated bit widths for implementation, a Component Design Description (CDD) which documents the implementation of the component, a Component Verification Plan (CVP) which details all the testing for the component and a Verification Test Report (VTR) which summarizes the results of the verification.

Table 15: Documentation Deliverables

Document	Description
System Documentation
[*]	[*]
Interface Specifications
[*]	[*]
Architectural Specifications
[*]	[*]
Test Plans and Specifications
[*]	[*]
Design Documentation
[*]	[*]
Release Notes
[*]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Table 16: Algorithm Description and SPW Documentation Deliverables

Document	Description
Test Plans and Specifications
[*]	[*]
Design Documentation
[*]	[*]
Release Notes
[*]	[*]

4.4	Test Benches

Table 17: Test Bench Deliverables

Component	Deliverable
[*]	[*]

4.5	Training

Due to the non-standard, highly customized nature of the IP transfer, InterDigital will provide Beceem with training packages in the form of PowerPoint slides [*]

Travel and expenses for training away from InterDigital’s offices are not included.

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Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

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5	Worksplit

5.1	Scope

The work provided under this SOW is classified as either work performed to accomplish the standard technology transfer of 2G/3G IP to Beceem as defined in Section 4 or the joint customization effort to modify the technology for Beceem’s product (the “Out-of-Scope Services” as defined in Section 2.10 of the Agreement). InterDigital will be compensated for the Out-of-Scope Services as set forth in the Agreement.

This section details the effort and work-split for this project and includes our best approximation of the customization effort for the Out-of-Scope Services as it stands at contract signing. InterDigital will be flexible in addressing changes to this work definition as per the change request mechanism defined in this document.

5.2	Engineering Services Definition

For the purpose of the Out-of-Scope Services (as defined in the Agreement) as well as any as yet to be defined and agreed to additional work as provided for in article 2.10 of the Agreement, three levels of engineering effort are defined.

Low-End Engineering Services – Off-shore consulting services or InterDigital Employees with less than two years of relevant industry experience.

Standard Engineering Services – InterDigital employees or US consultants with two—ten years of relevant industry experience.

Specialized Engineering Services – InterDigital employees or US consultants with more than 10 years of relevant industry experience.

5.3	Definition of Work Split

The high level of effort required to customize and integrate the InterDigital 2G/3G IP into the Beceem Product is outlined in Table 17. In addition, the table defines which company has the primary responsibility for completing each task as well as expected support. Finally the table includes an estimate for the Initial Out-of-Scope Services to be performed by InterDigital.

Table 18: Worksplit

Task	Primary Responsibility	Support	Initial InterDigital Services Estimate (MWs)	Notes
Layer 1 Algorithms
Performance & Functionality Targets	InterDigital	Beceem
[*]	[*]	[*]	[*]	[*]

[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

6	Milestones, Acceptance, and Schedule

6.1	Scope

This section contains the schedule estimates for the Joint customization effort and a definition of the major contract milestones with acceptance criteria.

6.2	Acceptance Criteria

The acceptance of InterDigital’s components by Beceem will be conducted as follows:

Table 19: Acceptance Milestones

Milestone	Title	Description	[*]	[*]
MS1	Contract Signing	Project Start	[*]	[*]

MS2	[*]	[*]	[*]	[*]

MS3	[*]	[*]	[*]	[*]

MS4	[*]	[*]	[*]	[*]

[*]

6.3	SOC Release Schedule

T0: Start Date T1: [*]

ASSUMPTIONS:

1.	[*]

2.	[*]

3.	[*]

4.	[*]

5.	[*]

6.	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

Table 20: SoC Release Schedule

Milestones	Dates	Intended Use
[*]	[*]	[*]

6.4	Software Development Schedule

ASSUMPTIONS:

1.	[*]

2.	[*]

3.	[*]

4.	[*]

Table 21: Software Development Schedule

Milestones	Owner	Date	Intended Use/Comments
[*]	[*]	[*]	[*]

6.5	Radio Interface Development Schedule

Table 22: Radio Interface Development Schedule

Milestones	Owner	Date	Intended Use/Comments
[*]	[*]	[*]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

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7	Support and Engineering Services

7.1	Technology Transfer Support

By definition, technology transfer support will be considered as the support activities needed during the technology transfer from InterDigital to Beceem and Beceem’s subsequent integration of InterDigital’s technology into Beceem’s technology. [*] The scope of support is:

•

E-mail/Phone Support for all Deliverables, Integration, GCF testing and IOTs. Support will include answering questions, holding deliverable reviews, providing advice and reasonable/appropriate assistance, assistance with integration into Beceem environment (as defined in this statement of work), and analyzing results.

•	Extra Training Sessions at InterDigital’s Facilities as defined in section 4

•	Travel and expenses

•	Travel and expenses for 2 resources for 5 continuous days duration each, will be included at no additional costs to Beceem.

•	All other travel will be billed at cost, (provided, however that travel by InterDigital for purposes of managing and executing the Project shall be at InterDigital’s cost)

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This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

8	Summary

The terms of this SOW are confidential, may be based upon assumptions and information supplied by the recipient, and are subject to the uncertainties inherent in any SOW to supply commercial software for a development project. This SOW is effective from the Effective Date of the Agreement and is governed by the terms of the Agreement.

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

9	APPENDIX A: ARCHITECTURE AND RTL PLAN

ARCHITECTURE PLAN

[*]

RTL PLAN

[*]

9.1.1	[*]

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This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

10	APPENDIX B: VERIFICATION PLAN

[1]	[*]

[2]	[*]

[3]	[*]

[4]	[*]

[5]	[*]

[6]	[*]

[7]	[*]

[8]	[*]

[9]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved

Proprietary and Confidential

11	APPENDIX C: IMPLEMENTATION PLAN

11.1	[*]

[1]	[*]

[2]	[*]

[3]	[*]

[4]	[*]

[5]	[*]

[6]	[*]

[7]	[*]

[8]	[*]

[9]	[*]

[10]	[*]

11.2	[*]

[11]	[*]

[12]	[*]

[13]	[*]

[14]	[*]

[15]	[*]

[16]	[*]

11.3	[*]

[1]	[*]

[2]	[*]

[3]	[*]

[4]	[*]

11.4	[*]

[1]	[*]

[2]	[*]

[3]	[*]

SOW72081

This Statement of Work is subject to the terms of the Technology Transfer and Technology License Agreement, with an Effective

Date of March 19, 2010, between Beceem and InterDigital Communications, LLC..

© 2010 InterDigital Communications, LLC. All Rights Reserved